Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of the Effective Date by and between those entities referenced on Schedule 1 attached hereto, each a Delaware limited liability company (collectively referred to herein as “Seller”), and INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Purchaser”).

RECITALS

A.	Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth.

B.	Purchaser desires to purchase the Properties (defined below) and Seller desires to sell the Properties, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.Definitions.  The following defined terms shall have the meanings set forth below.

(a)Purchase Price:  $278,153,000.00.  The Purchase Price shall be allocated among the Properties as set forth on Schedule 1 (the “Allocated Purchase Prices”), and such Allocated Purchase Prices (divided by the Purchase Price) shall produce the “Allocated Percentages” associated with each Property.  Purchaser and Seller shall file all transfer tax forms consistent with the allocation as so determined by Purchaser and Seller, as the same may be adjusted pursuant to Section 8 hereof or any other provision of this Agreement.  Each of Purchaser and Seller may determine their own respective allocations for all other tax purposes.

(b)Deposit:  An amount equal to two percent (2%) of the Purchase Price, together with accrued interest thereon, to be deposited in accordance with Section 3 and to be applied to the Purchase Price in accordance with Section 7(f).

(c)Escrow Agent/Title Company:

Chicago Title Insurance Company

10 S. LaSalle Street, Suite 3100

Chicago, Illinois 60603

Attention: Tom Meier

Telephone: 312.223.3880

Email: tom.meier@ctt.com

(d)Broker:  JLL.

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(e)Intentionally Omitted.

(f)Effective Date:  May ___, 2022.

(g)Property Manager:  Inland Commercial Real Estate Services, LLC, a Delaware limited liability company.

(h)Closing Date.  May 17, 2022.

(i)Notice Addresses:

Purchaser:	Inland Real Estate Income Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Mitchell Sabshon
Telephone: (630) 218-4960
Email: msabshon@inland-investments.com

Copy to:	The Inland Real Estate Group, LLC – Law Dept.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Cassie Hrtanek
Telephone: (630) 368-2257
Email: chrtanek@inlandgroup.com

Seller:	c/o Inland Institutional Capital, LLC
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Howard Fields
Telephone: (630) 586-6372
Email: hfields@inlandinstitutional.com

Copy to:	The Inland Real Estate Group, LLC – Law Dept.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Brett D. Smith
Telephone: (630) 218-2885
Email: brett.smith@inlandgroup.com

(j)Intentionally Omitted.

(k)Intentionally Omitted.

(l)Leases: Together, the leases identified on Exhibit D-1 through D-8 attached hereto.

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(m)Parcels:  The eight (8) parcels of land described on Exhibits A-1 through A-8 attached hereto (including, without limitation, all air rights and subsurface rights owned by Seller).

(n)Assignment Indemnities: The indemnities provided by Purchaser and Seller pursuant to the Lease Assignments for each Property (each as defined below).

(o)Intangible Property.  All of Seller’s right, title and interest in and to the following (collectively, the “Intangible Property”), to the extent assignable: (i) any and all licenses, permits, franchises and approvals issued by any federal, state, county or municipal authority relating to the ownership, use, maintenance or operation of the Properties, running to or in favor of Seller; (ii) any and all plans and specifications, drawings, diagrams, blueprints, site plans, surveys and environmental and soils reports (whether in draft or final form) covering the Properties as may be in Seller’s control or possession; (iii) any and all service marks, logos or any trade names relating to the Property, including, without limitation, any of Seller’s interest in the names “Northpark Village Square”, “Rusty Leaf Plaza”, “CityPlace”, “Northville Park Place”, “Denton Village”, “Lower Makefield Shopping Center”, “New Town Village”, and “Olde Ivy Village”; and (iv) any and all contract rights, agreements, warranties and guaranties, zoning and development rights and all other intangible property relating to the Properties.

2.Properties.  Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, Seller’s fee title interest to each of the Parcels, together with (a) all improvements and fixtures located thereon (the “Improvements”), (b) all right, title and interest of Seller, if any, in and to all of the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or appertaining thereto, (c) all right, title and interest of Seller pursuant to the Leases and any modifications or new leases made in accordance with the terms of this Agreement, together with all rentals, security deposits and other monetary items, if any, payable by the tenants, all books and records, tenant correspondence and files relating to the Leases, and any and all guaranties, if any, or of a tenant’s obligations under a Lease, (d) the equipment, furnishings, furniture and other personal property, if any (the “Personal Property”) owned by Seller and now located on or about each Parcel, (e) all right, title and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such Parcels, and (f) all right, title and interest (whether now or hereafter existing) in and to any award made or to be made as a result or in lieu of condemnation, and in and to any award for damage to any Property or any part thereof by reason of casualty, to the extent Purchaser is entitled to the same under the provisions of this Agreement (each, a “Property” and collectively, the “Properties”).  For the avoidance of doubt, except as set forth in Sections 6(b) and 6(c) of this Agreement, Purchaser shall in no event be entitled to a Partial Closing (as defined below).

3.Deposit and Investment of Deposit.  Within one (1) business day after the Effective Date, Purchaser shall deposit the Deposit with Escrow Agent together with a W-9 form complete with Purchaser’s FEIN.  Escrow Agent shall hold the Deposit in accordance with the provisions of the escrow agreement contained in Exhibit B attached hereto and made a part hereof.  The Deposit delivered by Purchaser shall be in the form of a wire transfer to Escrow Agent of immediately available U.S. federal funds.  If Purchaser fails to timely deposit any portion of the Deposit within the time period required, Seller may give notice that Seller is terminating this

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Agreement, in which event the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof.

4.Due Diligence and Closing Conditions.

(a)Due Diligence Materials to be Delivered.  Purchaser hereby acknowledges that Seller has caused all relevant due diligence materials (the “Property Information”) to be delivered to Purchaser prior to the Effective Date.

(b)Due Diligence.  Purchaser and Seller hereby acknowledge and agree that Purchaser has had the opportunity to inspect the Properties and Property Information prior to the Effective Date, pursuant to the terms of that certain Access Agreement dated February 8, 2022 by and between Purchaser and Inland Real Estate Acquisitions, LLC, as agent for Purchaser (the “Access Agreement”).  Purchaser acknowledges and agrees that Purchaser has no right to terminate this Agreement as a result of Purchaser’s due diligence inspections.  Except as otherwise set forth to the contrary contained herein, Purchaser shall bear the cost of its due diligence review and shall be responsible for and act as the generator with respect to any wastes generated by its due diligence review.

(c)Intentionally Omitted.

(d)Return of Documents and Reports.  If this Agreement terminates for any reason, Purchaser shall promptly return to Seller or destroy all Property Information and any other additional property reports or materials delivered by Seller to Purchaser and copies thereof (collectively, the “Property Documents”).  Purchaser’s obligation to return and/or destroy the Property Documents shall survive the termination of this Agreement.

(e)Service Contracts.  Seller hereby represents that Seller is not a party to any service, supply, equipment rental, and other service contracts related to the operation of each Property (“Service Contracts”) other than any management agreement between Seller and Property Manager with respect to the Properties, which management agreement shall be terminated as of the Closing and shall not be assigned to Purchaser.

(f)Proprietary Information; Confidentiality.  Purchaser acknowledges that the Property Documents are proprietary and confidential and were delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Properties.  Purchaser shall not use the Property Documents for any purpose other than as set forth in the preceding sentence except as otherwise permitted in this Agreement and/or the Access Agreement.  Purchaser shall not disclose the contents of the Property Documents to any person other than (y) to those persons (i) who are responsible for financing and/or determining the feasibility of Purchaser’s acquisition of the Properties, including, without limitation, lenders, accountants, consultants, and attorneys, and (ii) who have agreed to preserve the confidentiality of such information as required hereby or (z) to persons as required by law (collectively, “Permitted Outside Parties”).  In the event Purchaser determines that it shall be required to disclose confidential information by law, Purchaser shall promptly contact Seller of such determination, and Seller, and not Purchaser or anyone acting on Purchaser’s behalf, shall make such disclosure as Seller deems appropriate and/or file the

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appropriate challenges or appeals to prevent such disclosure (and Purchaser shall reasonably cooperate with Seller in the conduct of such challenge or appeal).  At any time and from time to time, within two (2) business days after Seller’s request, Purchaser shall deliver to Seller a list of all parties to whom Purchaser has provided any Property Documents or any information taken from the Property Documents.  Purchaser shall not divulge the contents of the Property Documents and other information except in strict accordance with the confidentiality standards set forth in this Section.  In permitting Purchaser to review the Property Documents or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created.

(g)Purchaser’s Responsibilities.  In conducting any inspections, investigations or test of the Properties and/or Property Documents from and after the Effective Date, Purchaser and its agents and representatives shall: (i) not interfere with the operation and maintenance of any Property; (ii) not damage any part of the Properties or any personal property owned or held by any third party; (iii) not injure or otherwise cause bodily harm to Seller, Property Manager, or their respective agents, guests, invitees, contractors and employees or any tenants or their guests or invitees; (iv) comply with all applicable laws; (v) promptly pay when due the costs of all tests, investigations, and examinations done with regard to any Property; (vi) not permit any liens to attach to any Property by reason of the exercise of its rights hereunder; (vii) repair any damage to any Property resulting directly or indirectly from any such inspection or tests; and (viii) not reveal or disclose prior to Closing any information obtained during the term of the Access Agreement concerning the Properties and the Property Documents to anyone other than the Permitted Outside Parties, in accordance with the confidentiality standards set forth above, or except as may be otherwise required by this Agreement.

(h)Purchaser’s Agreement to Indemnify.  Purchaser agrees to defend, indemnify and hold Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys’ fees) arising out of Purchaser’s violation of the provisions of this Section 4; provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (e.g., latent environmental contamination) so long as Purchaser’s actions do not aggravate any pre-existing liability of Seller.  Purchaser’s obligations under this Section shall survive the termination of this Agreement and shall survive the Closing for a period of twenty-four (24) months following, as applicable, the effective date of any such termination or the Closing Date.

5.Title and Survey.

(a)Title Commitments and Surveys; Title Policies.  Seller has delivered to Purchaser title commitments (collectively, the “Title Commitments”) and surveys (the “Surveys”) regarding the Properties.  Seller agrees not to voluntarily create any exceptions or encumbrances to title after the Effective Date without Purchaser’s prior written consent, which consent shall not be unreasonably withheld.  Notwithstanding anything herein to the contrary, Seller’s Liens shall not be deemed Permitted Encumbrances. At Closing, the Title Company shall issue to Purchaser an ALTA (2006) Owner’s Title Insurance Policy for each Property in the amount of the Allocated Purchase Price for each Property (the “Title Policies”).  The cost to procure the Title Commitments

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(including extended coverage over the general exceptions listed therein) and all examination costs in connection with the procurement of such Title Commitments and the cost of the Title Policies shall be borne by Seller with respect to California, Georgia, Michigan, Minnesota, and Texas, and shall be borne by Purchaser with respect to Maryland and Pennsylvania. The cost of any lender’s policy of title insurance shall be borne by Purchaser.  The cost of extended coverage shall be borne by the party who is responsible for the cost of the Title Policies.  Purchaser shall be responsible for the cost of all endorsements not specified above, however, Seller shall reasonably cooperate with Purchaser and the Title Company in providing such information or documentation as may be required to issue an endorsement.

(b)Permitted Encumbrances.  The Properties shall be sold and conveyed by Seller subject to the following items which are sometimes herein referred to as “Permitted Encumbrances”:

(i)Laws.  Any and all provisions of any ordinance, municipal regulation, or public or private law.

(ii)Taxes.  Real estate taxes not yet due as of the Closing, which taxes shall be adjusted as provided in Section 8 hereof and which taxes Purchaser shall, by acceptance of the deed, assume and agree to pay.

(iii)Intentionally Omitted.

(iv)Purchaser’s Acts.  Matters created by, through or under Purchaser.

(v)Leases.  The tenancies under the Leases.

(vi)Riparian Rights.  Any riparian or littoral rights of others in any stream or body of water adjoining or passing through the Properties.

(vii)Assessments and Improvements.  Any and all assessments for any municipal improvements which are or may, on or after the Effective Date, be levied against or become a lien on any one of the Properties, which assessments shall be adjusted as provided in Section 8 hereof and which assessments Purchaser shall, by acceptance of the deed, assume and agree to pay, subject to Section 8.

(c)Title Review.  Seller shall not be obligated to clear any encumbrances to or defects in title except for liens or mortgages of an ascertainable amount voluntarily created by Seller (“Seller’s Liens”), which Seller’s Liens Seller shall cause to be satisfied at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose).

(d)Subsequent Title Encumbrances.  Notwithstanding the provisions of Section 5(c) above, any encumbrances or defects that first arise after the date and time of Purchaser’s title commitment and which affect the applicable Property (“Subsequent Title Encumbrances”) shall not be deemed Permitted Encumbrances, provided Purchaser notifies Seller

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(“Purchaser’s Subsequent Title Notice”) by the earlier to occur of (i) three (3) business days after it has notice of such encumbrance(s) or defect (s), and (ii) the Closing.  Failure to so notify Seller shall cause Subsequent Title Encumbrances or defects to be deemed Permitted Encumbrances.  Seller shall have five (5) business days from the date of Purchaser’s Subsequent Title Notice to arrange for removal or correction of the Subsequent Title Encumbrances.  In the event Seller has not arranged for removal or correction of the Subsequent Title Encumbrances within said five (5) business day period, upon receipt of notice from Seller of its inability to correct the Subsequent Title Encumbrances, then Sellers shall jointly and severally indemnify, defend and hold Purchaser harmless from and against any costs, expenses, fees, and/or damages suffered or incurred by Purchaser as a result of such item (with such indemnification obligation surviving Closing and not being merged into the Deeds), and the parties shall proceed to closing.  If Purchaser fails to elect (i) above, then Purchaser shall be deemed to have elected (ii) above.

(e)If necessary, the Closing Date shall be automatically extended to allow for the full time periods set forth in Section 5(d) above.  Additionally, Seller shall be entitled to extend the Closing Date pursuant to Section 7(b)(iii) below for the purpose of removing any exceptions to title that are not Permitted Exceptions.

6.Operations and Risk of Loss.

(a)Ongoing Operations.  From the Effective Date through Closing:

(i)Operation of Properties.  Seller will cause the Properties to be operated in the ordinary course of business consistent with its prior practice and pursuant to the terms of the Leases.

(ii)Additional Encumbrances; No Transfer.  From and after the Effective Date, Seller shall not mortgage, hypothecate, pledge, transfer or otherwise dispose all or any portion of the Properties, other than the transfer or disposal of Personal Property in the ordinary course of business and if required by Purchaser as long as replaced with Personal Property of like quality and functionality.  Without notice to and the prior written consent of Purchaser, which may be granted or withheld in Purchaser’s sole and absolute discretion, Seller shall not create or consent to the imposition of any lien, encumbrance, easement, reservation, limitation, covenant, condition or restriction upon the Properties.

(iii)New Contracts.  Seller will not enter into any contract that will be an obligation affecting any one of the Properties subsequent to the Closing, except contracts entered into in the ordinary course of business that are terminable without cause and without the payment of any termination penalty on not more than thirty (30) days’ prior notice.

(iv)Maintenance of Improvements.  Subject to Sections 6(b) and 6(c), Seller shall maintain (or cause to be maintained) all Improvements substantially in their present condition (ordinary wear and tear, casualty and condemnation excepted) and in a manner consistent with Seller’s maintenance of the Improvements during Seller’s period of ownership, to the extent required pursuant to the Leases.

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(v)Leasing.  During the pendency of this Agreement, Purchaser shall not enter into any lease or other occupancy agreement that would be binding on Seller or any one of the Properties if the Closing does not occur.  During the pendency of this Agreement, Seller shall not enter into any new lease or lease modification agreement (a “Lease Transaction”) that would be binding on Purchaser after the Closing without Purchaser’s prior written consent.  When seeking consent from Purchaser to a Lease Transaction if required hereunder, Seller shall provide Purchaser with a notice containing terms and conditions of the proposed Lease Transaction and, if Purchaser does not notify Seller in writing of its approval or disapproval within five (5) Business Days, Purchaser shall be deemed to have approved the transaction substantially on the terms described in such notice.  If Purchaser disapproves such request, then Purchaser’s written notice shall specify the reasons for such disapproval.

(vi)Compliance with Laws.  Seller shall comply with all federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices and orders, and all agreements, covenants, conditions, easements and restrictions relating to the Properties, including, without limitation, any such requirements, rules, regulations, notices or orders issued or imposed after the Effective Date; provided, however, that in no event shall Seller initiate, consent to, approve or otherwise take any action with respect to the zoning of the Properties without Purchaser’s prior written consent, which may be granted or withheld in Purchaser’s sole and absolute discretion.

(vii)Insurance.  Seller shall not cancel any hazard or liability insurance carried with respect to the Properties or its operation.

(b)Risk of Loss. Until the Closing, the risk of loss by fire or other casualty to the Properties, and liability for personal injury or damage to property of others at the Properties, shall be borne by Seller, except as expressly provided for herein.  If prior to Closing any one of the Properties is damaged by fire or other casualty, Seller shall estimate the cost to repair and the time required to complete repairs and will provide Purchaser written notice of Seller’s estimation (the “Casualty Notice”) as soon as reasonably possible after the occurrence of the casualty.

(i)Material Damage.  In the event of any Material Damage (as defined below) to or destruction of any one or more of the Properties or any portion thereof prior to Closing, Purchaser may elect to remove such Property from this Agreement by giving notice of the same to Seller within ten (10) business days after the date Seller delivers the Casualty Notice to Purchaser and the parties shall proceed to a Partial Closing (as defined below) without such Property, and as of Closing the Purchase Price shall be reduced by the Allocated Purchase Price for such Property.  For the purposes of this Agreement, “Material Damage” or “Materially Damaged” means damage in excess of $1,000,000 for such Property.  In the event Purchaser elects to pursue closing on such Property, then as a condition thereof, Seller shall assign any and all rights to insurance proceeds to Purchaser and Seller shall have delivered confirmation and acknowledgment by the carrier that such casualty is covered and that the proceeds will be paid to Purchaser.  In addition, Seller shall credit Purchaser with any deductible on such policy.

(ii)No Material Damage.  If such Property is not Materially Damaged, then neither Purchaser nor Seller shall have the right to terminate this Agreement; however, the obligations with respect to the insurance policies and the deductible set forth in subsection (i) above shall still apply.

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(iii)Partial Closing.  As used herein, “Partial Closing” means a Closing permitted to Purchaser under the provisions of this Agreement with respect to less than all of the Properties.  In the case of a Partial Closing, all of the provisions of this Agreement shall apply with respect to the Properties subject to such Partial Closing and the Purchase Price in connection with such Partial Closing shall be calculated based on the Purchase Price allocated to the Properties subject to such Partial Closing as set forth on Schedule 1 (and the Deposit shall be applied to such Properties on a prorated basis based on such allocation).  If the matters affecting the Property or Properties which have been removed from an initial Partial Closing (or Partial Closings) are subsequently satisfied within 180 days after the initial Partial Closing such that pursuant to this Agreement a Partial Closing is to occur with respect to such Property or Properties, then all provisions of this Agreement shall apply with respect to such Property or Properties at the subsequent Partial Closing and the Purchase Price in connection with such subsequent Partial Closing shall be calculated based on the Purchase Price allocated to the Property or Properties subject to such subsequent Partial Closing as set forth on Schedule 1.  Notwithstanding the foregoing as a condition to Purchaser’s obligation to close, the gross revenue from such Property shall not have declined by more than five percent (5%).  Further if the matters affecting the Property or Properties which have been removed from an Initial Partial Closing are not satisfied within 180 days after the initial Partial Closing, then Purchaser may elect to terminate this Agreement with respect to such Property.

(c)Condemnation.  If proceedings in eminent domain are threatened or instituted with respect to any one of the Properties or any portion thereof, Seller shall notify Purchaser in writing of such fact promptly after obtaining knowledge thereof.  If such Property is subject to a Major Condemnation (as defined below), Purchaser may, at its option, elect to remove such Property from this Agreement by giving notice of the same to Seller within ten (10) days after Seller notifies Purchaser of such proceedings (and if necessary the Closing Date shall be automatically extended to give Purchaser the full ten-day period to make such election) and the parties shall proceed to a Partial Closing without such Property.  In the event Purchaser elects to remove the Property, at Closing the Purchase Price shall be reduced by the Allocated Purchase Price for such Property.  Failure by Purchaser to make such election within the required time period shall be deemed an election to proceed under this Agreement, in which event Seller shall, at the Closing, assign to Purchaser its entire right, title and interest in and to any condemnation award, if applicable, and use commercially reasonable efforts to obtain an acknowledgement by the condemning authority that such award shall be paid to Purchaser, and Purchaser shall have the sole right after the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter.  For purposes of this Agreement, “Major Condemnation” means any condemnation or eminent domain proceedings which impairs the value of the applicable Property by more than $1,000,000 for such Property.

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7.Closing.

(a)Closing.

(i)The consummation of the transaction contemplated herein (“Closing”) shall occur on the Closing Date by mail conducted by the Escrow Agent.  Documents and funds shall be deposited into and held by Escrow Agent and funds shall be held in Escrow Agent’s closing escrow account.  Seller and Purchaser may jointly or individually enter into a closing instruction letter(s) that set forth each party’s conditions of closing, which letter(s) shall not be inconsistent with the provisions of this Agreement.  Upon satisfaction or completion of all closing conditions and deliveries, Escrow Agent shall deliver the closing documents to the appropriate parties, record the Deed and other applicable documents, and make disbursements according to the closing statement executed by Seller and Purchaser.

(ii)If either party’s performance or the Title Company’s ability to effect the Closing is delayed or materially hindered as a direct or indirect consequence of the COVID 19 pandemic (including, without limitation, the closure or impracticability of accessing government offices or services (such as, without limitation, recordation of the Deed) or other restrictions on travel or commerce, whether or not mandated by governmental order), then neither party shall be in default hereunder, and the Closing Date shall be adjourned for so long as such performance is so hindered or delayed, time being of the essence.  Seller and Purchaser shall cooperate in good faith and use all commercially reasonable efforts to minimize any delays or other adverse effects of the COVID 19 pandemic and related disruptions on the Closing.

(b)Conditions to Parties’ Obligation to Close.  In addition to all other conditions set forth herein, the obligation of Seller and Purchaser to consummate the transactions contemplated hereunder are conditioned upon the following:

(i)Conditions favoring Seller.

(A)Representations and Warranties.  Purchaser’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date.

(B)Deliveries.  As of the Closing Date, Purchaser shall have tendered all deliveries to be made hereunder and shall have duly performed all covenants and agreements to be performed under this Agreement.

(C)Actions, Suits, etc.  There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against Purchaser that would materially and adversely affect Purchaser’s ability to perform its obligations under this Agreement.

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(ii)Conditions favoring Purchaser.

(A)Representations and Warranties.  On the Closing Date, Seller’s representations set forth in this Agreement shall be true, complete and accurate in all material respects, subject to changes that are caused by the acts or omissions of Purchaser or its agents or affiliates.

(B)Deliveries.  As of the Closing Date, Seller shall have tendered all deliveries to be made hereunder and shall have duly performed all covenants and agreements to be performed under this Agreement.

(C)Actions, Suits, etc.  There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against Seller that would materially and adversely affect the operation or value of all or any of the Properties or Seller’s ability to perform its obligations under this Agreement.

(D)Bankruptcy.  That at no time prior to the Closing shall any of the following have been done by or against or with respect to Seller:  (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of any property interest; or (c) an assignment for the benefit of creditors;

(E)Leases.  All grocer Leases shall be in full force and effect, there shall exist no monetary default or material non monetary default, including, without limitation, any circumstance which could give rise to a termination of the Lease.

(F)Title Policies.  The Title Company shall be prepared to issue the Title Policies (or a signed mark-up or pro forma thereof) in the amount of the Allocated Purchase Prices and insuring the title and interest of Purchaser in and to the Properties and any easements or rights of way appurtenant thereto, effective as of Closing, subject only to the Permitted Exceptions and otherwise in the form and condition required by this Agreement.

(iii)Notwithstanding the foregoing, if the conditions set forth in Section 7(b)(ii) or any other condition of Closing shall not have been fulfilled on or before the Closing Date, and/or if Seller shall elect to extend the Closing Date pursuant to Section 5(e) for the purpose of removing exceptions to title that are not Permitted Exceptions, Seller shall have the right (in its sole discretion), exercisable by written notice to Purchaser at or before the Closing, to extend the Closing Date for up to thirty (30) days in total to provide additional time for the fulfillment of such conditions.

(c)Seller’s Deliveries in Escrow.  As of or prior to the Closing Date, Seller shall deliver in escrow to Escrow Agent the following:

(i)Deeds.   Deeds in the Forms attached as Exhibits J-1 through J-7, duly executed by Seller and in recordable form (the “Deeds”).  In addition, if the legal description based

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on a Survey shall differ from the legal description originally attached hereto or from the record legal description, Purchaser may request and Seller shall have an obligation to deliver at Closing, a quitclaim deed, in proper recordable form (in addition to the Deeds), with the legal description of the quitclaim deed based on and conforming to the Survey.

(ii)Conveyancing or Transfer Tax Forms or Returns.  Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Seller by applicable state and local law in connection with the conveyance of the Properties.

(iii)FIRPTA.  A Foreign Investment in Real Property Tax Act affidavit executed by Seller confirming that Seller is not a “foreign person” under applicable laws.

(iv)Authority.  Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the underwriter of Purchaser’s title policy.

(v)Leases and Notice to Tenants.  The original Leases, to the extent in Seller’s possession, and an Assignment and Assumption of Leases for each Property in the form of Exhibit G attached hereto (the “Lease Assignments”) executed, witnessed and acknowledged by Seller, together with a notice to tenants executed by Seller and Purchaser that advises tenants of the sale of each Property and advises tenants where to make future payments.

(vi)Bill of Sale.  A Bill of Sale in the form of Exhibit H attached hereto (the “Bill of Sale”) executed by Seller, vesting in Purchaser, “as is, where is” and except as otherwise provided therein without warranty or recourse, Seller’s right, title and interest in and to the Personal Property.

(vii)Assignment of Intangible Property.  An assignment by Seller to Purchaser of Intangible Property, substantially in the form of Exhibit K.

(viii)Title Affidavit.  A Seller’s affidavit and GAP (where applicable) for the benefit of the Title Company substantially in the form of Exhibit I attached hereto.

(ix)Seller’s Certificate.  A certificate executed by Seller confirming that, subject to Section 7(b)(ii)(A), the representations and warranties made by Seller in this Agreement remain true and correct as of the date of Closing.

(x)Rent Roll.  A rent roll for each Property, certified by Seller as being true and correct in all material respects.

(xi)Keys.  Any keys for the Properties (including lock-box keys), to the extent in Seller’s or Property Manager’s control or possession.

(xii)Bulk Sales.  Seller shall timely file all required disclosures in connection with the sale in order to receive clearance letters pursuant to the bulk sales requirements in the States of California, Maryland, and Pennsylvania, or alternatively, Seller shall provide Purchaser

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with reasonably acceptable evidence that the bulk sales requirements do not apply.  If after timely filing all required disclosures, Seller does not receive clearance letters from the applicable government bodies, then Seller shall deliver to Purchaser a bulk sales indemnity in such form reasonably acceptable to Purchaser with respect to potential bulk sales liabilities in the States of California, Maryland, and Pennsylvania (“Bulk Sales Liabilities”).  The Bulk Sales Liabilities indemnity shall survive Closing and shall not be merged into the Deeds.  Seller or its parent shall maintain an aggregate tangible net worth at least equal to the Claim Cap (defined below), and the parties constituting the “Seller” shall be jointly and severally liable for the Bulk Sales Liabilities.  For greater certainty, Purchaser is not assuming any of the Bulk Sales Liabilities.

(xiii)Additional Documents.  Such additional documents that Purchaser, Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement).

(d)Purchaser’s Deliveries in Escrow.  As of or prior to the Closing Date, Purchaser shall deliver in escrow to Escrow Agent the following:

(i)Lease Assignments.  The Lease Assignments, executed and acknowledged by Purchaser.

(ii)Bill of Sale.  The Bill of Sale for each Property, each executed by Purchaser.

(iii)The applicable Transfer Act Form agreement(s), if applicable, executed by Purchaser as the transferee.

(iv)Authority.  Evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to Seller.

(v)Purchaser’s Certificate. A certificate executed by Purchaser confirming that the representations and warranties made by Purchaser in this Agreement remain true and correct as of the date of Closing.

(vi)Additional Documents.  Such additional documents that Seller, Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).

(e)Closing Statements.  As of or prior to the Closing Date, Seller and Purchaser shall deposit with Escrow Agent executed closing statements consistent with this Agreement in the form reasonably acceptable to Seller and Purchaser.

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(f)Purchase Price.  At or before 2:00 p.m. CST on the Closing Date, Purchaser shall deliver to Escrow Agent the Purchase Price, less the Deposit that is applied to the Purchase Price, plus or minus applicable prorations and adjustments, in immediate, same-day U.S. federal funds wired for credit into Escrow Agent’s escrow account, which funds shall be delivered in a manner to permit Escrow Agent to deliver good funds to Seller or its designee on the Closing Date (and, if requested by Seller, by wire transfer).  In the event that Escrow Agent is unable to deliver good funds to Seller or its designee on the Closing Date, then the closing statements and related prorations will be revised as necessary.

(g)Possession.  Seller shall deliver possession of the Properties to Purchaser at the Closing, subject only to the Permitted Encumbrances, in the same condition as on the Effective Date, reasonable wear and tear, casualty and condemnation excepted subject to the terms of this Agreement.

(h)Failure/Waiver of Conditions.  Notwithstanding any provision of this Agreement, either party may at its option waive any provision that is a condition to its performance hereunder and close the transaction.  In the event a condition to Closing has not been satisfied at the time of Closing (or such earlier date as is provided herein), subject to Seller’s right to extend the Closing pursuant to Section 7(b)(iii) herein, the other party benefitted by such condition may either (i) waive the condition and proceed to Closing, or (ii) provided such party is not in default hereunder, terminate this Agreement by giving notice to the other party on or before the Closing Date, whereupon the Deposit shall be paid immediately by Escrow Agent to Purchaser and, except as otherwise provided in this Agreement, neither of the Parties shall have any further liability or obligation under this Agreement.

(i)Delivery of Books and Records.  After the Closing, Seller shall deliver to the offices of Purchaser’s property manager or to the Properties to the extent in Seller’s or its property manager’s possession or control: originals (to the extent available) or copies of maintenance records and warranties; plans and specifications; licenses, permits and certificates of occupancy; copies or originals of all contracts; receipts for deposits, unpaid bills and other papers or documents which pertain to the Properties; all advertising materials; booklets; keys and security codes; and other items, if any, used in the operation of the Properties.

8.Prorations and Costs.

(a)Prorations.  The following shall be prorated as of the Closing Date and the Purchase Price shall be adjusted accordingly at Closing:  (a) rents and any other amounts actually collected from tenants and other persons using or occupying the Properties as of the Closing Date; (b) sewer charges, utility charges (utility charges shall be prorated based on the last reading of meters prior to Closing performed at Seller’s request, if possible) and normally prorated operating expenses actually billed or paid as of the Closing Date; and (c) amounts owed by Seller or paid under the Service Contracts as of the Closing Date.  Purchaser shall at all times after Closing use commercially reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect all rent or other amounts owed for the period prior to Closing, and Seller shall retain the right for up to ninety (90) days after Closing to pursue all

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remedies (not to include commencing any eviction action or other litigation to collect such delinquency, or terminating any lease) against tenants under Leases to collect such rents and other amounts due to Seller.  All rent received by Purchaser or Seller after the Closing Date shall be applied first to current rentals, then to delinquent rents accruing in the month of Closing and then, to the extent the applicable tenant identifies such rent as attributable to the period prior to Closing, to delinquent rentals accruing prior to the Closing Date.  The agreements of Seller and Purchaser set forth in this Section 8(a) shall survive the Closing.

(b)Pass-Through Expenses.   Certain of the Leases contain tenant obligations to pay for taxes, common area expenses, operating expenses and/or additional charges for any other nature relating to the Property and/or certain portions thereof (collectively, the “Charges”).  Purchaser and Seller acknowledge and agree that Charges which Seller has heretofore collected from tenants at the Property for calendar year 2022 from January 1, 2022, through and including the Closing Date (“Seller’s Reconciliation Period”), have not yet been reconciled with the tenants to the extent Seller’s recovery of such expenses from the tenants for such period exceeds or was less than the actual amount of such expenses for such period (the “Tenant Reconciliation”).  In connection with the Tenant Reconciliation, the parties agree that (a) within a reasonable time after Closing, Seller shall deliver to Purchaser the data reasonably supporting the Charges that Seller collected from the tenants during Seller’s Reconciliation Period and the amount of Charges actually paid by Seller during Seller’s Reconciliation Period, and (b) on or before March 31, 2023, Purchaser shall be responsible for preparing the final Tenant Reconciliation (subject to Seller’s approval with respect to Seller’s Reconciliation Period) strictly in accordance with the terms and conditions of the applicable Leases and, to the extent applicable, either reimbursing or billing tenants accordingly.  If the Tenant Reconciliation for Seller’s Reconciliation Period shows that amounts collected during Seller’s Reconciliation Period were more than the amount of charges actually paid by Seller during Seller’s Reconciliation Period, then Seller shall reimburse Purchaser to the extent of any over-payment of such Charges actually received by Seller for Seller’s Reconciliation Period.  If it is determined that tenant has underpaid to Seller any portion of the Charges for Seller’s Reconciliation Period, Purchaser shall make good faith attempts to collect the amount of any under-payment of such Charges from such tenant, and shall, upon receipt, promptly immediately deliver such amount to Seller.

(c)Leasing Costs.  All leasing commissions, finder’s fees, tenant allowances, and tenant improvement costs shall be paid in full by Seller for each Lease, or any amendment, extension or renewals of any Lease, executed by Seller prior to the Effective Date.  In the event that any tenant is entitled to free rent under any Lease (or an amendment, extension or renewal of a Lease) executed prior to the Effective Date, Seller shall provide a credit to Purchaser at Closing for any such free rent applicable to the period from and after the Closing Date.  All free rent and/or tenant inducement costs to which tenants are entitled are set forth on Schedule 8(c) attached hereto. Leasing commissions, finder’s fees and tenant allowances and tenant improvement costs and legal fees for Leases, or any amendment, extension or renewals of Leases, in each case executed by Seller or otherwise entered into on or after the Effective Date in accordance with the terms of this Agreement shall be paid in full by Purchaser, and Purchaser shall reimburse Seller to the extent Seller has paid such leasing commissions, finder’s fees, tenant allowances and/or tenant improvement costs prior to Closing.  In connection with the foregoing, to the extent that Purchaser is responsible for paying a leasing commission that will be payable after Closing, then at Closing, Seller shall assign the rights and benefits, and Purchaser shall assume the obligations, under the brokerage agreements related to the commissions.

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(d)Taxes and Assessments.  Any taxes and assessments paid at or prior to Closing shall be prorated based upon the amounts actually paid.  If taxes and assessments due and payable during the tax year of Closing have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing, and Purchaser shall pay the taxes and assessments prior to their becoming delinquent.  Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed.  To the extent that the actual taxes and assessments for the tax year of Closing differ from the amounts apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing.  In the event of any reduction in the assessed valuation of the Premises for any tax year, the net amount of any tax savings, after deduction of reasonable expenses and tax service fees shall (a) with respect to tax years ending prior to the tax year in which the Closing Date shall occur, be payable to Seller, (b) with respect to the tax year in which the Closing Date occurs, be adjusted between Seller and Purchaser as of the Closing Date so that the amount of such savings with respect to the period up to the Closing Date shall be payable to Seller and the remaining amount shall be payable to Purchaser, and (c) with respect to all tax years after the tax year in which the Closing Date occurs, be payable to Purchaser.  Notwithstanding the foregoing, Purchaser shall not adjust or settle any such protest or proceeding with respect to any tax year ending prior to the tax year in which the Closing Date shall occur without Seller’s prior written consent, which consent shall not be unreasonably withheld or delayed.  Any such protest or proceeding which relates in whole or in party to any period after (and including) the Closing shall be prosecuted by Purchaser.  Any such protest or proceeding which relates in whole or in party to periods prior to the Closing Date may be prosecuted by Seller, provided any settlement of the same shall be subject to the consent of Purchaser, which consent shall not be unreasonably withheld.

(e)Other Deposits.  Seller shall be entitled to the return of all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Properties that have been provided by Seller or any of its affiliates, agents or advisors to any governmental agency, public utility or similar entity.  Purchaser shall be responsible for replacing and/or making any such required deposits.

(f)Tenant Deposits.  Attached hereto as Schedule 8(f) is a schedule of all cash and letter of credit security deposits and other deposits being held by Seller with respect to the Leases.  Purchaser shall be credited and Seller shall be debited with an amount equal to all cash tenant deposits being held by Seller or any other person pursuant to any of the Leases.  In the event there is any letter of credit being held as security, Seller shall cause such letter of credit to be assigned to Purchaser at Closing.

(g)Prorations Method.  If the Purchase Price is received by Seller’s depository bank in time to credit to Seller’s account on the Closing Date, the day of Closing shall belong to Purchaser and all prorations hereinafter provided to be made as of the Closing shall each be made as of the end of the day before the Closing Date.  If the cash portion of the Purchase Price is not so received by Seller’s depository bank on the Closing Date, then the day of Closing shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date.  In each such proration set forth above, the portion thereof applicable to periods beginning as of Closing

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shall be credited to Purchaser or charged to Purchaser as applicable and the portion thereof applicable to periods ending as of Closing shall be credited to Seller or charged to Seller as applicable.

(h)Adjustment After Closing.  If any information is unavailable at the Closing that prevents Purchaser and Seller from finalizing adjustments and prorations pursuant to this Agreement, then Purchaser and Seller agree to allocate such items on a fair and equitable basis at the Closing, and then final adjustments shall be made within ninety (90) days of Closing except for real estate taxes and assessments which shall be completed upon receipt of the actual bills.  Payments in connection with the final adjustments shall be due within thirty (30) days of written notice.  The rights and obligations of this subsection shall survive the Closing.

(i)Broker Commission.  Seller shall be responsible to Broker for a real estate sales commission at Closing in accordance with a separate agreement between Seller and Broker.  Broker may share its commission with any other licensed broker involved in this transaction, but the payment of the commission by Seller to Broker shall fully satisfy any obligations of Seller to pay a commission hereunder.  Under no circumstances shall Seller owe a commission or other compensation directly to any other broker, agent or person.  Any cooperating broker shall not be an affiliate, subsidiary or related in any way to Purchaser.  Other than as stated above in Section 1, Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payments of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable.  This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys’ fees and litigation costs) arising as a result of such claims and shall survive the Closing.

(j)Other Prorations, Costs and Expenses.  Seller and Purchaser shall share equally in any fee charged by Escrow Agent for conducting the Closing in accordance with Section 7(a).  Purchaser shall pay (i) all costs associated with its due diligence, including the cost of appraisals, architectural, engineering, credit and environmental reports, and (ii) all survey costs beyond the costs for the surveys delivered to Purchaser by Seller.  All transfer taxes, documentary stamp charges and all other closing costs, expenses, charges and fees, to the extent not provided for in this Agreement, shall be paid by Purchaser and Seller in accordance with the custom of the jurisdiction in which each Property is located.  In the event Purchaser and Seller cannot agree on custom, the parties agree that the Title Company’s direction, if any, shall govern.

9.Representation and Warranties.

(a)Seller’s Representations and Warranties.  Seller represents and warrants to Purchaser the following:

(i)Organization and Authority.  Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed.  Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby.  This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller.

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(ii)Conflicts and Pending Actions.  There is no agreement to which Seller is a party or, to Seller’s knowledge, that is binding on Seller that is in conflict with this Agreement.  To Seller’s knowledge, there is no action or proceeding pending or threatened against Seller or relating to the Properties that challenges or impairs Seller’s ability to execute or perform its obligations under this Agreement.

(iii)Anti-Corruption; Sanctions; Anti-Money Laundering.  Seller represents and warrants that:

(A)Neither Seller nor any of its subsidiaries, nor to Seller’s knowledge, any of its controlled affiliates, directors, officers or employees has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of Seller or its subsidiaries or affiliates, or to otherwise secure any improper advantage.

(B)In connection with this Agreement, Seller and its subsidiaries have conducted and will conduct their businesses in material compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws and Sanctions.

(C)Neither Seller nor any of its subsidiaries, or, to Seller’s knowledge, any of its controlled affiliates, directors, officers or employees is an individual or entity that is, or is owned or controlled by one or more Persons that are: (i) the subject of Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is the subject of comprehensive territorial Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Russian, and Syria).

(D)For purposes of this Agreement, the following definitions shall apply: (x) “Anti-Corruption Laws” means, collectively (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, and (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption; (y) “Anti-Money Laundering Laws” means laws, regulations and sanctions, state and federal, criminal and civil that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iii) are designed to disrupt the flow of funds to terrorist organizations.  Such laws, regulations and sanctions shall be deemed to include applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act as amended by the USA PATRIOT Act of 2001, and the Money Laundering Control Act of 1986 including the laws relating to prevention and detection of money laundering under 18 USC Section 1956 and 1957, and (z) “Sanctions” means any sanctions administered or enforced by the United States Government (including the U.S. Department of Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any other relevant sanctions authority.

(iv)Notices from Governmental Authorities.  To Seller’s knowledge, Seller has not received from any governmental authority written notice of any material violation of any laws

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applicable (or alleged to be applicable) to the Properties, or any part thereof, that has not been corrected, except as may be reflected by the Property Documents and except for the ADA ramp issue at the Property located in Denton, Texas which has been previously disclosed to Purchaser and which matter shall be resolved to Purchaser’s reasonable satisfaction prior to Closing (the “Denton ADA Issue”).  If the Denton ADA Issue is not resolved to Purchaser’s reasonable satisfaction on or before Closing, then Sellers shall jointly and severally indemnify, defend and hold Purchaser harmless from and against any costs, expenses, fees, or damages incurred or suffered as a result of the Denton ADA Issue.

(v)No Other Tenants or Rights of Use or Occupancy.   To Seller’s knowledge, as of the Effective Date, there are no tenancies or other rights of use or occupancy (other than the tenants in possession under the Leases and any subleases executed pursuant thereto) with respect to the Properties.

(vi)Patriot Act Representation.  Seller is not, and will not be, a Person with whom Purchaser is restricted from doing business with under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (commonly known as the “USA Patriot Act”) and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto (collectively, the “Anti-Terrorism Laws”), including persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

(vii)Leases.  There are no facts or circumstances with respect to Seller, or to Seller’s knowledge with respect to any tenant, which would cause the Leases not to be in full force and effect.  Except as expressly set forth in the Leases and to Seller’s knowledge, there are no options to terminate, renew, expand, nor are there any unpaid or outstanding rent concessions, deferred rent, tenant improvement allowances, leasing commissions or other monetary considerations given to the tenants or owed or for which Purchaser would be liable after Closing.  Except as set forth on Schedule 9, all rental and other payments due under the Leases as of the date hereof have been paid in full.  To Seller’s knowledge, there is no pending landlord work or obligations to complete any work under any of the Leases.

(viii)Lease Defaults.  Except as set forth on Schedule 9, Seller has not given or received any written notice(s) of default under the Leases that have not been cured.  Neither Seller nor, to Seller’s knowledge, the tenants or guarantors under the Leases are currently in default thereunder.

(ix)FIRPTA.  Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended and any related regulations.

(x)Purchase Option.  Except as may be disclosed in the Title Commitments or the Leases, Seller has not granted, and no tenant has, any right of first refusal or other option to purchase the Properties which has not been waived or expired by its terms.  Seller represents and warrants that any holder of a purchase option, if any, has waived its right in connection with this transaction.

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(xi)Bankruptcy.  Seller is not the subject of any existing, pending, threatened or contemplated bankruptcy, solvency or other debtor’s relief proceeding.  To Seller’s knowledge, Seller has received no notice of any tenant pending, threatened or contemplated bankruptcy, solvency or other debtor’s relief proceeding.

(xii)Assessments.  Except as may be disclosed in the Title Commitments, Seller has no knowledge of and has received no notice concerning any existing or proposed special assessments or similar taxes, charges or assessments against the Properties.

(xiii)Covenants and Restrictions.  Seller has received no written notice of and, to Seller's knowledge, the Properties are not in violation or breach of any of the covenants, conditions, restrictions or other agreements affecting the Properties.

(xiv)Employment.  Seller has no employees at the Properties.  Seller does not maintain or sponsor any employee benefit plan, including, without limitation, any plans subject to the Employer Retirement Income Security Act of 1974, as amended.

(xv)Insurer Notices; Warranties.  To Seller’s knowledge, Seller now has in force full replacement cost casualty insurance, and liability and rent loss insurance, relating to the Properties.  To Seller’s knowledge, (1) Seller has not received written notice from any insurer with respect to any defects or inadequacies of all or any part of the Properties or the use or operation thereof, and (2) Seller has not received written notice from any party terminating, canceling, modifying or amending any existing warranties affecting or relating to the Properties.

(xvi)Mechanics Liens.  To Seller’s knowledge, Seller has received no notice of any mechanics lien or notice of intent to file a mechanics lien.  Seller acknowledges and agrees that it shall remain liable for any mechanics liens related to work on the Properties prior to Closing at the request of Seller or Property Manager whether or not such liens are filed before or after the Closing Date.  Such obligations shall survive the Closing and shall not be merged into the Deeds.

(b)Purchaser’s Representations and Warranties.  Purchaser represents and warrants to Seller the following:

(i)Organization and Authority.  Purchaser has been duly organized, is validly existing, and is in good standing in the state in which it was formed.  Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby.  This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser.

(ii)Conflicts and Pending Action.  There is no agreement to which Purchaser is a party or to Purchaser’s knowledge binding on Purchaser which is in conflict with this Agreement.  To Purchaser’s knowledge, there is no action or proceeding pending or threatened against Purchaser that challenges or impairs Purchaser’s ability to execute or perform its obligations under this Agreement.

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(iii)Patriot Act Representation.  Purchaser is not, and will not be, a Person with whom Seller is restricted from doing business with under the Anti-Terrorism Laws, including persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

(iv)Anti-Corruption; Sanctions; Anti-Money Laundering

(A)Neither Purchaser nor any of their respective subsidiaries, affiliates, directors, officers, employees, agents or representatives has taken or, in connection with this Agreement, will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of Purchaser or any of their respective subsidiaries or affiliates, or to otherwise secure any improper advantage.

(B)The businesses of the Purchaser and its subsidiaries have been conducted in compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws and Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Purchaser or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Purchaser, threatened.

(C)Neither the Purchaser nor any of their respective subsidiaries, affiliates, shareholders, directors, officers, employees, agents or representatives, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria).

(D)For the past five (5) years, neither the Purchaser nor any of its subsidiaries has engaged in, or is now engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of this dealing or transaction is or was, or whose government is or was, the subject of Sanctions.

(c)Limitations on Representations and Warranties.  Terms such as “to Seller’s knowledge,” “to the best of Seller’s knowledge” or like phrases mean the knowledge of Howard Fields, the authorized signatory of each Seller, together with Alexander Hlavacek and Kristie Moss (the “Seller Knowledge Representatives”); provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of Property Manager, any officer or employee of Seller or the Seller Knowledge Representatives, on account of any breach of any representation or warranty made by Seller herein.  Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry.  No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller.  To the extent that before the Closing, Purchaser obtains knowledge that Seller’s representations and warranties are inaccurate, untrue or incorrect in any material and adverse way (from Purchaser’s due diligence or any other source),

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such representations and warranties shall be deemed modified to reflect such knowledge as of the Closing; provided, however, that to the extent that Purchaser first obtains any such knowledge after the Effective Date, Purchaser shall have the right to terminate the Agreement and receive a return of the Deposit within five (5) business days after first obtaining such knowledge.

(d)Survival of Representations and Warranties; Claim Cap.  All representations and warranties in this Agreement shall be deemed to have been made as of the Effective Date and shall survive the Closing for a period of nine (9) months after the Closing (the “Survival Period”). Any right of action for the breach of any representation, warranty or covenant contained herein, and any right of action pursuant to the Assignment Indemnities, shall not merge with the Deeds but shall survive the Closing for the Survival Period and before the expiration thereof the party claiming a breach must have filed an action in a court of competent jurisdiction, and any warranty and representation or claim arising pursuant to the Assignment Indemnities not specified in such action shall expire.  Seller and Purchaser agree that, following the Closing, each shall be liable for the direct, but not consequential or punitive, damages resulting from any breach of its representations and warranties expressly set forth in Section 9 hereof or as part of the State Specific Disclosures and the Assignment Indemnities; provided, however, that: (i) the total liability of Seller for all such breaches, Assignment Indemnities and any matters relating thereto or under any law applicable to the Property or this transaction shall not, in the aggregate, exceed Two Million Eight Hundred Thousand Dollars ($2,800,000.00) (the “Claim Cap”); and (ii) such representations and warranties and Assignment Indemnities are personal to Seller and Purchaser and may not be assigned to or enforced by any other Person, other than to an assignee of Purchaser in accordance with Section 12(a) hereof.  During the Survival Period, Seller or its parent shall maintain an aggregate tangible net worth at least equal to the Claim Cap, and the parties constituting the “Seller” shall be jointly and severally liable for Seller’s liabilities under this Agreement during the Survival Period (which liabilities, for avoidance of doubt, shall be subject to this Section 9(d) and all other applicable provisions of this Agreement).  Notwithstanding the foregoing, however, if the Closing occurs, Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Purchaser may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of Seller’s representations or warranties in this Agreement or any document executed by Seller in connection herewith being untrue, inaccurate or incorrect if Purchaser knew or is Deemed to Know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing.  Purchaser further agrees that, following the Closing, no claim may or shall be made for any alleged breach of any representations or warranties made by Seller under or relating to this Agreement unless the amount of such claim or claims, individually or in the aggregate, exceeds $100,000.00 (in which event the full amount of such valid claims against Seller shall be actionable up to, but not in excess of, the Claim Cap).  For purposes hereof the phrase “Deemed to Know” shall mean:  (a) Purchaser shall be “deemed to know” of the existence of a fact or circumstance to the extent that such fact or circumstance is disclosed by this Agreement, any documents provided to or obtained by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement; provided, however, in the event any material change in the Properties should occur or any material change in Seller’s representations and warranties should occur within the five (5) day period immediately before Closing, Seller shall notify Purchaser by email with a follow telephone call in order for Purchaser to be deemed to have knowledge of such change (collectively, the “Documents”), any estoppel certificate received by or on behalf of Purchaser or any studies, tests, reports, or analyses prepared

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by or for or otherwise obtained by or on behalf of Purchaser in connection with the Properties; and (b) Purchaser shall be “deemed to know” that a representation or warranty of Seller is untrue, inaccurate or incorrect to the extent that this Agreement, the Documents, any estoppel certificate received by or on behalf of Purchaser or any studies, tests, reports or analyses prepared by or for or otherwise obtained by or on behalf of Purchaser in connection with the Properties contains information which is inconsistent with such representation or warranty.

10.Default and Remedies.

(a)Seller’s Remedies.  If Purchaser fails to perform its obligations pursuant to this Agreement at or prior to Closing for any reason except failure by Seller to perform hereunder, or if prior to Closing any one or more of Purchaser’s representations or warranties are breached in any material respect and Purchaser has failed to cure such breach and/or failure to Seller’s reasonable satisfaction within five (5) business days after receiving notice of such breach and/or failure, Seller shall be entitled, as its sole remedy (except as provided in Sections 4(h), 8(c) and 10(c) hereof), to terminate this Agreement and recover the Deposit as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder.  For the avoidance of doubt, the cure period set forth in the immediately preceding sentence shall not apply to Purchaser’s obligations to consummate Closing pursuant to the terms of this Agreement, and Seller shall not be required to send notice to Purchaser of such breach and/or failure before exercising its remedies hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and the Deposit is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain.  Seller’s remedies shall be limited to those described in this Section 10(a) and Sections 4(h), 8(h), 10(c), and 10(d) hereof.  If the Closing is consummated, Seller shall have all remedies available at law or in equity in the event Purchaser fails to perform any obligation of Purchaser under this Agreement which survives Closing.  In no event shall Purchaser’s direct or indirect partners, shareholders, owners or affiliates, any officer, director, employee or agent of the foregoing, or any affiliate or controlling person thereof have any liability for any claim, cause of action or other liability arising out of or relating to this Agreement or the Properties, whether based on contract, common law, statute, equity or otherwise.

(b)Purchaser’s Remedies.  If Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder and such failure is not cured to Purchaser’s reasonable satisfaction within five (5) business days after receipt of notice of such failure, Purchaser shall elect, as its sole remedy (except as provided in Sections 8(c) and 10(c) hereof), either to (i) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing and recover the Deposit, together with its reasonable out-of-pocket third-party expenses incurred in connection with this transaction including without limitation fees and charges paid to its lender and attorneys fees, not to exceed $240,000.00 in the aggregate, (ii) enforce specific performance, or (iii) waive said failure or breach and proceed to Closing.   For the avoidance of doubt, the cure period set forth in the immediately preceding sentence shall not apply to Seller’s obligation to convey the Properties at Closing pursuant to the terms of this Agreement, and Purchaser shall not be required to send notice to Seller of such breach and/or failure before exercising its remedies hereunder. Notwithstanding anything herein to the contrary, in the event that specific performance is not available to Purchaser because Seller intentionally and willfully

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defaults under this Agreement and without Purchaser being in default hereunder beyond the applicable cure period, Seller shall pay to Purchaser, within ten (10) days after such termination, an amount equal to Purchaser’s actual and provable damages for such intentional and willful breach.  Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before thirty (30) days following the scheduled Closing Date, or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in DuPage County, Illinois two (2) months following the scheduled Closing Date.  The provisions of this Section shall not limit Purchaser’s right to pursue and recover on a claim following the Closing with respect to a breach of any of the representations and warranties given by Seller in this Agreement pursuant to which Purchaser shall have all rights and remedies accorded by law, equity or otherwise subject, however, to Section 9(d).  Purchaser’s remedies shall be limited to those described in this Section 10(b) and Sections 8(c), 10(c), and 10(d) hereof.  In no event shall Seller’s direct or indirect partners, shareholders, owners or affiliates, any officer, director, employee or agent of the foregoing, or any affiliate or controlling person thereof have any liability for any claim, cause of action or other liability arising out of or relating to this Agreement or the Properties, whether based on contract, common law, statute, equity or otherwise.

(c)Other Expenses.  If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to Escrow Agent for holding the Deposit as well as any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the title commitment(s).

(d)Costs of Enforcement.  The defaulting party shall pay all reasonable attorneys’ fees and costs of the non-defaulting party incurred in enforcing this Agreement. In the event either party hereto is required to employ an attorney because any litigation arises out of this Agreement between the parties hereto, the non-prevailing party shall pay to the prevailing party all reasonable fees and expenses, including attorneys’ fees and expenses, incurred in connection with such litigation.

11.Disclaimers, Release and Indemnity.

(a)Disclaimers By Seller.  Except as expressly set forth in this Agreement or in documents delivered at Closing, Purchaser has not relied and will not rely on, and Seller and Property Manager have not made and are not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information of any kind or character pertaining to the Properties or relating thereto made or furnished by Seller, Property Manager, or any real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing, including warranties or representations as to (i) matters of title, (ii) environmental matters relating to the Properties or any portion thereof, including the presence of Hazardous Materials in, on, under or in the vicinity of the Properties, (iii) geological conditions, including subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (iv) whether, and to the extent to which, the Properties or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v)

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drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Properties or any portion thereof may be subject, (ix) the availability of any utilities to the Properties or any portion thereof including water, sewage, gas and electric, (x) usages of adjoining property, (xi) access to the Properties or any portion thereof, (xii) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Properties or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Properties or any part thereof, (xiii) the condition or use of the Properties or compliance of the Properties with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (xiv) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (xv) the merchantability of the Properties or fitness of the Properties for any particular purpose, (xvi) the truth, accuracy or completeness of the Property Documents, brokers’ sales memorandums, or other property information distributed with respect to the Properties, (xvii) tax consequences, or (xviii) any other matter or thing with respect to the Properties.

(b)Sale “As Is, Where Is”.  Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Properties “AS IS, WHERE IS, WITH ALL FAULTS” except to the extent expressly provided otherwise in this Agreement or the documents delivered at Closing.  Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement or in documents delivered at Closing, it is relying solely on its own expertise and that of Purchaser’s consultants in purchasing the Properties and shall make an independent verification of the accuracy of any documents and information provided by Seller.  Purchaser has conducted and will conduct such inspections and investigations of the Properties as Purchaser deems necessary, including the physical and environmental conditions thereof, and shall rely upon same.  Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Properties as Purchaser deemed necessary to satisfy itself as to the condition of the Properties and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Properties, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement.  Upon Closing, subject to Seller’s representation and warranties that survive, Purchaser shall assume the risk that adverse matters, including adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Purchaser’s inspections and investigations.

(c)Release.  Purchaser hereby irrevocably and unconditionally releases Seller and irrevocably and unconditionally waives all claims and liabilities from and against any and all losses, costs, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever, whether known or unknown and foreseen or unforeseen, attributable to the Properties, whether arising or accruing before, on or after the Closing and whether attributable to events or circumstances which have heretofore or may hereafter occur, including all losses, costs, claims, liabilities, expenses, demands and obligations with respect to the structural, physical, or

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environmental condition of the Properties including claims or liabilities relating to the presence, discovery or removal of any Hazardous Materials in, at, under or about the Properties and any other matters described in Sections 11(a), (b) and (c); provided, however, that the release and waiver set forth in this Section is not intended and shall not be construed to affect or impair any rights or remedies that Purchaser may have against Seller as a result of a breach of any obligation of Seller expressly set forth in this Agreement and that survives the Closing pursuant to the express terms of this Agreement.  The releases contained in this Agreement include claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist, which, if known by Purchaser, would materially affect Purchaser’s release of Seller.  Purchaser specifically waives the provisions of any law of any state, territory or jurisdiction the import of which is as follows: A general release does not extend to claims which a party does not know or suspect to exist in such party’s favor at the time of executing the release, which if known by such party may have materially affected such party’s decision to give the release.

(d)“Hazardous Materials” Defined.  For purposes hereof, “Hazardous Materials” means any hazardous or toxic materials, pollutants, chemicals, or contaminants or any other substances regulated because of their effect or potential effect on public health and the environment, including asbestos, asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls (PCBs), lead paint, radioactive materials, putrescible and infectious materials, and petroleum products as defined, determined or identified as such in any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) affecting human health or the environment, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

(e)Survival.  The terms and conditions of this Section 11 shall expressly survive the Closing, not merge with the provisions of any closing documents and shall not be incorporated into the Deed.  Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Properties to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.

12.Miscellaneous.

(a)Parties Bound; Assignment.  This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto.  Without the consent of Seller, Purchaser may assign its rights under this Agreement upon the following conditions: (i) the assignee of Purchaser must be an affiliate of Purchaser, or an entity controlling, controlled, or under common control with Purchaser, (ii) all of the Deposit must have been delivered in accordance herewith, (iii) the assignee of Purchaser shall assume all obligations of Purchaser hereunder, but Purchaser shall remain primarily liable for the performance of Purchaser’s obligations, and (iv) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least five (5) days prior to Closing; provided, however, such assignment and assumption agreement shall be dated as of the Closing Date.  No other assignment shall be permitted hereunder.

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(b)Headings; Word Meanings.  The section, subsection, paragraph and/or other headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.  Words such as “herein,” “hereof” and “hereunder” when used in reference to this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires.  The word “including” shall not be restrictive and shall be interpreted as if followed by the words “without limitation.”

(c)Invalidity and Waiver.  Any provision in this Agreement that is held to be illegal or unenforceable shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions and any such illegal or unenforceable provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law.  The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party’s right to enforce against the other party by the same or any other such term or provision in the future.

(d)Governing Law.  This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the State of Illinois with respect to this Agreement.

(e)Survival.  The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

(f)Entirety and Amendments.  This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Properties.  This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

(g)Time.  Time is of the essence with respect to all dates and time periods set forth in this Agreement.

(h)Notices.  All notices required or permitted hereunder shall be in writing and shall be served on the parties at the address set forth in Section 1(i).  Any such notices shall, unless otherwise provided herein, be given or served (i) by overnight delivery using a nationally recognized overnight courier, (ii) by personal delivery, or (iii) by email, with confirmation and duplicate copy sent to the party notified via overnight delivery.  Notice shall be effective on the date received or if delivery is refused or undeliverable on the date delivery was first attempted, only if and when delivered to or first refused by or undeliverable to the party to be notified between the hours of 8:00 a.m. and 5:30 p.m. Central Time of any business day with delivery made after such hours to be deemed received the following business day.  A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.  Notices given by counsel to Purchaser shall be deemed given by Purchaser and notices given by counsel to Seller shall be deemed given by Seller.

(i)Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction - to the effect

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that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Agreement or any exhibits or amendments thereto.

(j)Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where each Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday.  Computation of a subsequent period of time designated to begin after the last day of a previous period shall be deemed to commence on the day immediately following the day the previous period ended, as such end date may have been adjusted due to its falling on a Saturday, Sunday or legal holiday.  The last day of any period of time described herein shall be deemed to end at 5:30 p.m. Central Time.

(k)Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement.  Signatures provided by electronic means shall be deemed binding on the parties.

(l)No Recordation.  Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Purchaser, whereupon Seller shall have the remedies set forth in Section 10(a) hereof.

(m)Further Assurances.  In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Properties to Purchaser, including execution and delivery by a party, at no cost to such party, of all documents and certificates reasonably necessary in order for the other party to effectuate a 1031 exchange.

(n)Discharge of Obligations.  The acceptance of the Deeds by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

(o)ERISA.  Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller’s sale of the Properties to such person or entity would, in the reasonable opinion of Seller’s ERISA advisors or consultants, create or otherwise cause a “prohibited transaction” under ERISA.  In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser and such assignment or transfer would make the consummation of the transaction hereunder a “prohibited transaction” under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement.

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(p)No Third Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller, Property Manager and Purchaser only and are not for the benefit of any third party (other than Property Manager), and accordingly, no third party (other than Property Manager) shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

(q)Press Release. After Closing, neither Purchaser nor Seller shall make any public disclosure or press release of the transaction which discloses the names of the parties or the Purchase Price (unless the other party shall have approved such public disclosure or press release).  Notwithstanding anything to the contrary contained herein, each party may make any required securities filings regarding this traction without the other party’s consent.  For the avoidance of doubt, Seller acknowledges, that Purchaser will be filing an unredacted copy of this Agreement once executed with the Securities and Exchange Commission at such time and in such manner as Purchaser determines is appropriate in its sole discretion.

(r)Deadline for Acceptance.  Purchaser’s offer to purchase the Properties from Seller may be withdrawn by Purchaser if Seller has not accepted this Agreement by signing and delivering a fully executed copy of this Agreement to Purchaser on or before May 6, 2022 at 5:00 p.m.

13.State Specific Provisions.

A.	California

1.Seller hereby represents and warrants the following to Seller’s knowledge:  (a) the Property located in California is not located in a hazard area, including flood area, fire hazard severity zone, earthquake fault or seismic hazard zone, or wild land area that may contain substantial forest fire risks and hazards, and (b) no portion of the California Property has been used as a meth lab and there are no pending meth lab cleanup orders.

2.Seller shall prepare and deliver at Closing, all state tax withholding certificates, including, without limitation, the California State Form 593-C.

3.Subject to the terms of Section 7(c)(xii), Seller shall deliver at Closing, a tax clearance certificate or in the event a tax clearance certificate is not obtained prior to Closing an indemnity, in such form reasonably acceptable to Purchaser, which indemnity shall be released once a tax clearance certificate is received.

4.Purchaser shall file a Change in Ownership Statement with the county assessor after Closing.

B.	Georgia

1.Transfer Tax Forms and Residency Affidavits.  Real estate transfer tax forms, residency affidavits and returns for the Georgia Property if required under applicable

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law, including, without limitation, an affidavit or certificate reasonably acceptable to Purchaser for purposes of complying with O.C.G.A. Section 48-7-128, et. seq. (Georgia withholding tax; if the above affidavit or certificate is not provided then Purchaser is required to withhold such tax pursuant to O.C.G.A. Section 48-7-128, et. seq.).

C.	Maryland

1.Unless Seller demonstrates an exemption, Seller shall make all withholding tax payments required to be made prior to recording the Maryland deed by a nonresident individual or entity.

D.	Michigan

1.Purchaser shall file Form 2766 with the Michigan Department of Treasury within forty-five (45) days after Closing.

E.	Minnesota

1.Seller hereby represents and warrants to Seller’s knowledge, there are no wells on the Minnesota Property and that the Minnesota Property has not been used for methamphetamine production.

F.	Pennsylvania

1.Subject to Section 7(c)(xii), Seller shall deliver to Purchaser at Closing a clearance certificate from the Pennsylvania Department of Revenue and the Pennsylvania Department of Labor pursuant to the Bulk Sales Transfer Laws applicable in the Commonwealth of Pennsylvania.  In the event a clearance certificate is not obtained prior to Closing, Seller shall deliver to Purchaser an indemnity, in such form reasonably acceptable to Purchaser, which indemnity shall be released once a clearance certificate is received.

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement on the date and year written below.

SELLER:

NORTHPARK VILLAGE SELLER:

IRPF VALENCIA NORTHPARK, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

RUSTY LEAF SELLER:

IRPF ORANGE RUSTY LEAF, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

CITYPLACE SELLER:

IRPF WOODBURY CITYPLACE, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

NORTHVILLE PARK PLACE SELLER:

IRPF NORTHVILLE PARK PLACE, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

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DENTON VILLAGE SELLER:

IRPF DENTON VILLAGE, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

IRPF DENTON VILLAGE OUTLOT, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

LOWER MAKEFIELD SELLER:

IRPF YARDLEY LOWER MAKEFIELD, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

NEW TOWN VILLAGE SELLER:

IRPF OWINGS MILLS NEW TOWN, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

OLDe IVY VILLAGE SELLER:

IRPF SMYRNA OLDE IVY VILLAGE, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

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Date executed by Seller: _____________, 2022

JOINDER AND ACKNOWLEDGEMENT

The undersigned hereby joins in the foregoing Agreement and acknowledges and agrees it shall be jointly and severally liable with respect to the Bulk Sales Liabilities and the Sellers’ obligations forthe Survival Period if the Sellers fail to maintain a tangible net worth (subject to the Claim Cap)sufficient to satisfy their obligations under the Agreement.

Inland Retail Property Fund, LP

signature block:

INLAND RETAIL PROPERTY FUND, LP

By: Inland Retail Property Fund GP, LLC, its general partner

By:
Howard Fields, President

Date:

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PURCHASER:

INLAND REAL ESTATE INCOME TRUST, INC.,

a Maryland corporation

By:
Name: Mitchell A. Sabshon
Title: CEO
Date executed by Purchaser:

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SCHEDULE 1

LIST OF SELLERS, PROPERTIES AND ALLOCATED PURCHASE PRICE

SELLER	PROPERTY	ALLOCATED PURCHASE PRICE
IRPF VALENCIA NORTHPARK, L.L.C.	Northpark Village Square, Valencia, California	$63,439,719
IRPF ORANGE RUSTY LEAF, L.L.C.	Rusty Leaf Plaza, Orange, California	$32,560,739
IRPF WOODBURY CITYPLACE, L.L.C.	CityPlace, Woodbury, Minnesota	$79,157,343
IRPF NORTHVILLE PARK PLACE, L.L.C.	Northville Park Place, Northville, Michigan	$39,963,039
IRPF DENTON VILLAGE, L.L.C. and IRPF DENTON VILLAGE OUTLOT, L.L.C.	Denton Village, Denton, Texas	$18,546,316
IRPF YARDLEY LOWER MAKEFIELD, L.L.C.	Lower Makefield Shopping Center, Yardley, Pennsylvania	$20,501,100
IRPF OWINGS MILLS NEW TOWN, L.L.C.	New Town Village, Owings Mills, Maryland	$6,820,206
IRPF SMYRNA OLDE IVY VILLAGE, L.L.C.	Olde Ivy Village, Smyrna, Georgia	$17,164,538

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SCHEDULE 8(c)

FREE RENT AND TENANT INDUCEMENT COSTS

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SCHEDULE 8(f)

TENANT SECURITY DEPOSITS AND LETTERS OF CREDIT

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SCHEDULE 9

TENANT PAST DUE RENT AND DEFAULTS

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EXHIBIT A -1

Legal Description (Northpark Village Square, Valencia, California)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SANTA CLARITA, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1, AS DESCRIBED IN CERTIFICATE OF COMPLIANCE NO,. 101,498 FOR LOT LINE ADJUSTMENT, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, RECORDED OCTOBER 24, 1996 AS INSTRUMENT NO. 96-1729120, BEING LOT 1 AND A PORTION OF LOT 2 OF TRACT NO. 46389-05, AS SHOWN ON THE MAP RECORDED IN BOOK 1215 PAGES 75 TO 79 INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTION ALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH OR ENTER UPON THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY, AS RESERVED IN DEED RECORDED JANUARY 28, 2004 AS INSTRUMENT NO. 04-191150.

PARCEL B:

PARCEL 2, AS DESCRIBED IN CERTIFICATE OF COMPLIANCE NO. 101,893 FOR LOT LINE ADJUSTMENT, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, RECORDED MARCH 16, 2001 AS INSTRUMENT NO. 01-429778 OFFICIAL RECORDS, BEING A PORTION OF LOT 2 AND LOT 3 OF TRACT NO. 46389-05, AS SHOWN ON THE MAP RECORDED IN BOOK 1215 PAGES 75 TO 79 INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE

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FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH OR ENTER UPON THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY, AS RESERVED IN DEED RECORDED JANUARY 28, 2004 AS INSTRUMENT NO. 04-191150.

PARCEL C:

NON-EXCLUSIVE EASEMENTS FOR PARKING, UTILITIES AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS SET FORTH IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT BETWEEN MCDONALD'S CORPORATION AND NEWHALL LAND AND FARMING COMPANY, RECORDED NOVEMBER 08, 1996 AS INSTRUMENT NO. 96-1820990.

APN: 2810-051-009 & 010

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EXHIBIT A-2

Legal Description (Rusty Leafe Plaza, Orange, California)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ORANGE, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCELS 1 AND 2 OF PARCEL MAP NO. 94-185, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 293, PAGES 47 AND 48 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND CONVEYED TO THE CITY OF ORANGE, MORE PARTICULARLY DESCRIBED IN THAT CERTAIN DOCUMENT RECORDED MARCH 06, 2008 AS INSTRUMENT NO. 2008-000105865 OF OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS OVER THAT PORTION OF PARCEL 2 AS SHOWN ON A MAP FILED IN BOOK 4, PAGE 28 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTERLINE INTERSECTION OF CHAPMAN AVENUE AND YORBA STREET; THENCE SOUTH 0°08’16” EAST 380.00 FEET ALONG THE CENTERLINE OF SAID YORBA STREET; THENCE SOUTH 89°59’16” EAST 720 FEET; THENCE NORTH 0°09’44” EAST 196.00 FEET TO A POINT SOUTH 0°09’44” WEST 184.00 FEET FROM THE CENTERLINE OF SAID CHAPMAN AVENUE, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE NORTH 0°09’44” WEST 134.00 FEET; THENCE SOUTH 89°50’16” EAST 47.00 FEET PARALLEL WITH SAID CENTERLINE OF CHAPMAN AVENUE; THENCE SOUTH 0°09’44” WEST 45.00 FEET; THENCE SOUTHWESTERLY ON A DIRECT LINE TO THE TRUE POINT OF BEGINNING.

PARCEL C:

NON-EXCLUSIVE EASEMENTS FOR PARKING, PEDESTRIAN AND VEHICULAR TRAVEL, INGRESS AND EGRESS AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN “OPERATION AND RECIPROCAL EASEMENT AGREEMENT” RECORDED MAY 30, 1997 AS INSTRUMENT NO. 1997-0249747 OF OFFICIAL RECORDS.

APN: 094-052-019 & 020

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EXHIBIT A-3

Legal Description (CityPlace, Woodbury, Minnesota)

Parcel 1:

Lots 1, 2, 3, 4, 5 and 6, Block 1, City Place 2nd Addition, according to the recorded plat thereof, Washington County, Minnesota.

Abstract Property

Parcel 2:

Lot 7, Block 1, City Place, according to the recorded plat thereof, Washington County, Minnesota.

Abstract Property

Parcel 3

Lot 15, Block 1, City Place, according to the recorded plat thereof, Washington County, Minnesota. Torrens Property – Certificate of Title No. 77160

Parcel 4:

Lot 8, Block 1, City Place, according to the recorded plat thereof, Washington County, Minnesota. Torrens Property – Certificate of Title No. 77161

Parcel 5:

Non-exclusive easements as contained in the Reciprocal Easement and Operating Agreement dated September 10, 2014, recorded September 15, 2014, as Document No. 4000566(A) and Document No. 1230138(T), which was amended by the following documents:

Amended and Restated Reciprocal Easement and Operating Agreement, dated October 29, 2014, recorded October 31, 2014, as Document No. 4005699(A) and recorded October 30, 2014 as Document No. 1230910(T).

First Amendment to Amended and Restated Reciprocal Easement and Operating Agreement, dated March 31, 2016, recorded April 7, 2016, as Document No. 4062843(A) and recorded April 6, 2016 as Document No. 1239747(T).

Second Amendment to Amended and Restated Reciprocal Easement and Operating Agreement, dated

December 15, 2016, recorded January 3, 2017, as Document No. 4097942(A) and recorded December 30, 2016, as Document No. 1244826(T).

Third Amendment to Amended and Restated Reciprocal Easement and Operating Agreement and Termination of Temporary Easement Agreement dated December 7, 2018, recorded December 7, 2018, as Document No. 4178256(A) and recorded December 18, 2018, as Document No. 1257079(T).

Fourth Amendment to Amended and Restated Reciprocal Easement and Operating Agreement dated December 13, 2018, recorded December 18, 2018, as Document No. 4179308(A) and Document No. 1257080(T).

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EXHIBIT A-4

Legal Description (Northville Park Place, Northville, Michigan)

For APN/Parcel ID(s):77 045 99 0001 709

Land Situated in the State of Michigan, County of Wayne, Township of Northville.

Part of the Northeast 1/4 of Section 12, Town 1 South, Range 8 East, Charter Township of Northville, Wayne County, Michigan, described as: Commencing at the East 1/4 corner of said Section 12, thence South 86 degrees 51 minutes 00 seconds West, 1384.05 feet along the East West 1/4 line of said Section 12, thence North 01 degrees 40 minutes 17 seconds East, 942.92 feet, thence North 36 degrees 50 minutes 06 seconds East, 1001.93 feet, thence South 89 degrees 57 minutes 20 seconds East, 303.15 feet to the point of beginning, thence North 16 degrees 07 minutes 23 seconds East,

59.68 feet, thence North 00 degrees 02 minutes 19 seconds East, 164.27 feet, thence North 44 degrees 57 minutes 55 seconds West, 35.36 feet, thence North 90 degrees 00 minutes 00 seconds West, 130.23 feet, thence South 63 degrees 25 minutes 03 seconds West, 22.37 feet, thence South 36 degrees 50 minutes 06 seconds West, 133.08 feet, thence South 31 degrees 41 minutes 32 seconds West, 50.20 feet, thence South 10 degrees 43 minutes 51 seconds East, 19.82 feet, to the Northerly line of Traditions Drive as recorded in Liber 52540, Page 1129, Wayne County Records, thence along said Northerly line the following 4 courses:

1.	North 58 degrees 17 minutes 48 seconds West, 196.90 feet,
2.

292.78 feet along the arc of a curve to the left, having a radius of 1243.00 feet, a central angle of 13 degrees 29 minutes 44 seconds and a chord which bears North 65 degrees 02 minutes 40 seconds West 292.10 feet,

3.	North 71 degrees 47 minutes 32 seconds West, 107.50 feet,
4.

148.24 feet along the arc of a curve to the left, having a radius of 543.00 feet, a central angle of 15 degrees 38 minutes 30 seconds, and a chord which bears North 79 degrees 36 minutes 47 seconds West 147.78 feet to the Easterly line of Cornerstone Drive, as recorded in Liber 52540, Page 1129, Wayne County Records, thence along said Easterly line the following three courses:

1.	North 43 degrees 12 minutes 24 seconds West, 16.04 feet,
2.	North 06 degrees 57 minutes 47 seconds West, 50.42 feet,
3.

North 02 degrees 23 minutes 21 seconds West, 356.47 feet to the South line of Seven Mile Road, as recorded in Liber 11273, Page 386  and Liber 17736, Page 942, Wayne County Records, thence along said South line the following 9 courses:

1.	North 84 degrees 14 minutes 59 seconds East, 400.86 feet
2.	North 85 degrees 35 minutes 38 seconds East, 266.11 feet
3.	South 88 degrees 27 minutes 09 seconds East, 148.63 feet,
4.	North 87 degrees 59 minutes 23 seconds East, 197.69 feet,
5.	South 85 degrees 39 minutes 51 seconds East, 72.49 feet,
6.	South 79 degrees 34 minutes 52 seconds East, 73.50 feet,

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7.	South 86 degrees 19 minutes 05 seconds East, 180.96 feet,
8.	South 00 degrees 00 minutes 00 seconds West, 15.00 feet,
9.

South 90 degrees 00 minutes 00 seconds East 20 feet to the West line of Haggerty Road, as recorded in Liber 15403 Page 189, Wayne County Records; thence along said West line the following three courses:

1.	South 00 degrees 02 minutes 52 seconds West, 323.76 feet,
2.	South 89 degrees 57 minutes 08 seconds East, 10.00 feet,
3.	South 00 degrees 02 minutes 52 seconds West, 467.42 feet,

Thence North 89 degrees 57 minutes 20 seconds West, 392.02 feet to the point of beginning.

Easement Parcel 1:

Together with a non-exclusive easement as created, limited and defined by that instrument recorded in Liber 47762, Page 250, Liber 51626, Page 881, Liber 52335, Page 815 and Liber 53802, Page 1072.

Easement Parcel 2:

Together with a non-exclusive easement as created, limited and defined by that instrument recorded in Liber 48276, Page 24.

Easement Parcel 3:

Together with a non-exclusive easement as created, limited and defined by that instrument recorded in Liber 52540, Page 1129.

Easement Parcel 4:

Together with a non-exclusive easement as created, limited and defined by that instrument recorded in Liber 50393, Page 1100 and Liber 50393, Page 1115.

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EXHIBIT A-5

Legal Description (Denton Village, Denton, Texas)

TRACT1:

Lots 2, 3, 4 and 5, Block A, Sprouts Addition, an addition to the City of Denton, Denton County, Texas, according to the plat thereof recorded under Clerk's File No. 2016-66, Plat Records, Denton County, Texas.

TRACT 2:

Easement Estate as created in Declaration of Restrictive Covenants and Easements dated April 4, 2017, by NWC Hickory Partners, LLC, a Texas limited liability company, filed April 6, 2017, recorded under Clerk's File No. 2017-40003, Real Property Records, Denton County, Texas.

TRACT 3:

Easement Estate created in Reciprocal Easement, Development and Use Restrictions Agreement dated October 9, 2016, by and between Dwight Thompson Ministries, Inc., a Texas non-profit corporation and NWC Hickory Partners, LLC, a Texas limited liability company, filed October 9, 2015 and recorded under Clerk's File No. 2015-118284, Real Property Records, Denton County, Texas.

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EXHIBIT A-6

Legal Description (Lower Makefield Shopping Center, Yardley, Pennsylvania)

For APN/Parcel ID(s): 20-016-062

ALL THAT CERTAIN lot or parcel of ground SITUATED in the Township of Lower Makefield, Bucks County, Pennsylvania, according to a survey and plan dated April 19, 1990, prepared by Gilmore and Associates, Inc. Consulting Engineers and Land Surveyors, 331 Butler Avenue, New Britain Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point marking the intersection of the center lines of Stony Hill Road, L.R. 09021, (33 feet wide) and Langhorne-Yardley Road, L.R. 252 spur (33 feet wide); thence along the center line of Langhorne-Yardley Road, North 56 degrees, 40 minutes 12 seconds East 306.90 feet to a corner of lands now or late of Christopher J. Bennett; thence by said lands South 33 degrees 43 minutes 23 seconds East 218.60 feet to a field stone monument found; thence by the said lands now or late of Christopher J. Bennett and also by land now or late of Carriage Crest Three, North 38 degrees 10 minutes 30 seconds East 421.76 feet to a point in a corner in the centerline of Edgewood Road, L.R. 09020, (33 feet wide); thence along the center line of Edgewood Road, North 82 degrees 49 minutes 51 seconds East 224.62 feet to a point a corner of lands now or late of James W. Heacock; thence by the said lands and also along lands now or late of Woodside Presbyterian Church, South 07 degrees 09 minutes 58 seconds East 401.63 feet to a concrete monument found; thence continuing along lands now or late of Woodside Presbyterian Church and also by lands now or late of the Yardley-Makefield Fire Company, passing over a concrete monument found, South 36 degrees 23 minutes 00 seconds East, 263.85 feet to a concrete monument found a corner of lands now or late of the Yardley-Makefield Fire Company; thence by said lands the two following courses and distances; (1) South 37 degrees 50 minutes 22 seconds West, 214.85 feet to a concrete monument found, (2) South 37 degrees 30 minutes 19 seconds West, 218.66 feet to a nail, a corner in the center line of the aforementioned Stony Hill Road; thence along the center line thereof, North 52 degrees 53 minutes 03 seconds West 1007 feet to the point and place of beginning.

Being the same premises which TPP Lower Makefield, LLC, a Delaware limited liability company by Deed dated 5/26/2017, effective 5/31/2017 and recorded 6/5/2017 in Bucks County in Instrument # 2017032052 conveyed unto IRPF Yardley Lower Makefield, L.L.C., a Delaware limited liability company, in fee.

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EXHIBIT A-7

Legal Description (New Town Village, Owings Mills, Maryland)

All that certain lot or parcel of land together with all improvements thereon located and being in the County of Baltimore, MD and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as Lot 2 and Lot 3 on the plat entitled, "2nd Amended Subdivision Plat of Parcel 4AA- Owings Mills New Town”, which Plat is recorded among the Land Records of Baltimore County in Plat Liber S.M. No. 67 at Folio 127.

Together with the benefit of easements established by Declaration of Easements, Covenants and Restrictions dated June 26, 1995, by NEW Town Village, Inc. and recorded among the Land Records of Baltimore County in Liber S.M. No. 1129 at Folio 320, as amended by the First Amendment to Declaration of Easements, Covenants and restrictions dated August 29, 1995, by New Town Village, Inc., and recorded as aforesaid in Liber S.M. No. 11214 at Folio 701.

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EXHIBIT A-8

Legal Description (Olde Ivy Village, Smyrna, Georgia)

All That Tract or parcel of land lying and being in Land Lots 620 and 677 of the 17th District, 2nd Section of Cobb County, Georgia, being Tract 1-B, containing 4.369 acres, as more particularly depicted on a plat recorded in Plat Book 273, Pages 337 and 338 Records of Cobb County, Georgia and being more particularly described as follow:

Beginning at a concrete monument found located at the intersection of the Southeasterly right-of-way line of the East-West Connector, formerly known as Camp Highland Rood (R/W varies) and the Southwesterly right-of-way line of South Cobb Drive, also known as State Route 280 (200' R/W); thence along said right-of-way line of South Cobb Drive South 47 degrees 06 minutes 17 seconds East a distance of 186.56 feet to an iron pin found; thence turning away from said right-of-way South 43 degrees 11 minutes 50 seconds West a distance of 34.32 feet to an iron pin found; thence South 54 degrees 26 minutes 29 seconds West a distance of 202.11 feet to an iron pin set; thence South 35 degrees 33 minutes 31 seconds East a distance of 192,29 feet to an iron pin found; thence North 82 degrees 19 minutes 40 seconds West a distance of 7.89 feet to an iron pin found; thence South 06 degrees 11 minutes 14 seconds West a distance of 84.30 feet to a point; thence North 47 degrees 19 minutes 53 seconds West a distance of 24.58 feet to a point; thence South 54 degrees 26 minutes 29 seconds West a distance of 157.34 feet to a point; thence 51.49 feet along an arc of a curve to the right, said curve having a radius of 50.00 feet and being subtended by a chord bearing South 83 degrees 56 minutes 24 seconds West and distance of 49.24 feet to a point; thence North 66 degrees 10 minutes 49 seconds West a distance of 44.13 feet to a point thence 44.00 feet along an arc of a curve to the left, said curve having a radius of 115.00 feet and being subtended by a chord bearing North 77 degrees 05 minutes 39 seconds West and distance of 43.74 feet to a point; thence North 88 degrees 00 minutes 29 seconds West a distance of 42.09 feet to a point; thence 37.51 feet along on are of a curve to the left, said curve having a radius of 65.00 feet and being subtended by a chord bearing South 75 degrees 27 minutes 40 seconds West and distance of 36.99 feet to an iron pin set thence North 35 degrees 33 minutes 31 seconds West a distance of 292.85 feet to an iron pin found located on the aforementioned Southeasterly right-of-way line of the East-West Connector (R/W varies); thence along said right-of-way North 58 degrees 18 minutes 42 seconds East a distance of 18.75 feet.to an iron pin found; thence continuing along said right-of-way North 58 degrees 29 minutes 52 seconds East a distance of 138.82 feet to a point; thence continuing along said right- of-way North 54 degrees 40 minutes 02 seconds East a distance of 113.78 feet to a point; thence continuing along said right-of-way North 54 degrees 26 minutes 29 seconds East a distance of 313.94 feet to a concrete monument found at the intersection of said right-of-way line and the Southwesterly, right-of-way fine of South Cobb Drive and the Point of Beginning.

Together With easements appurtenant to the subject property as contained in the following:

Restrictive Covenants and Easement Agreement by and between J&N Atlanta I, LLC, an Alabama Limited Liability Company F/K/A J&N Hiram, LLC and Home Depot U.S.A., Inc., a Delaware Corporation, dated as of December 7, 2005, filed for record December 9, 2005 at 12:09 p.m., recorded in Deed Book 14260, Page 6396, Records of Cobb County, Georgia; as amended by that

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certain Amendment to Restrictive Covenants and Easement Agreement and Release by and between J & N Atlanta I, LLC, an Alabama Limited Liability Company F/K/A J&N Hiram, LLC, Columbia East West I, LLC, a Georgia Limited Liability Company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia Limited Liability Company and East West Partners, LLC, a Georgia Limited Liability Company, dated as of March 29, 2010, filed for record March 31, 2010 at 3:14 p.m., recorded in Deed Book 14762, Page 5008, aforesaid Records; as further amended by that certain Second Amendment to Restrictive Covenants and Easement Agreement by and between J&N Atlanta I, LLC, an Alabama Limited Liability Company f/k/a J&N Hiram, LLC, Columbia East West I, LLC, a Georgia Limited Liability Company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia Limited Liability Company and East West Partners, LLC, a Georgia Limited Liability Company, dated as of February 10, 2014, filed for record February 21, 2014 at 1:40 p.m., recorded in Deed Book 15139, Page 2798, aforesaid Records.

Declaration and Reciprocal Covenant, Easement and Restriction Agreement by Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LLC, Columbia East West IV, LLC, a Georgia Limited Liability Company, East West Partners, LLC, each a Georgia Limited Liability Company, dated as of December 6, 2013, filed for record December 11, 2013 at 8:37 a.m., recorded in Deed Book 15126, Page 1759, aforesaid Records; as amended by that certain First Amendment to Declaration and Reciprocal Covenant, Easement and Restriction Agreement (Shopping Center Internal Declaration) by Columbia East West I, LLC, a Georgia limited liability company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia Limited Liability Company and East West Partners, LLC, a Georgia Limited Liability Company, dated as of January 9, 2014, filed for record February 26, 2014 at 11:09 a.m., recorded in Deed Book 15140, Page 368, aforesaid Records; as re-recorded March 6, 2014 at 2:40 p.m., recorded in Deed Book 15142, Page 83, aforesaid Records.

Easement and Covenant Agreement by and between Columbia East West I, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia limited liability company, East West Partners, LLC, a Georgia Limited Liability Company and Cobb County, Georgia, a political subdivision of the State of Georgia, dated March 26, 2009, filed for record March 26, 2010 at 3:06 p.m., recorded in Deed Book 14761, Page 5970, aforesaid Records.

Easement Agreement and Amendment of Sewer Easement Agreement by and between Columbia East West I, LLC, a Georgia Limited Liability Company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West III, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia Limited Liability Company, East West Partners, LLC, a Georgia Limited Liability Company, Valley-Summit, LLC, a Georgia Limited Liability Company, The Avenues of DeKalb County, LLC, a Georgia Limited Liability Company, Parkside at Buckhead, LLC, a Georgia Limited Liability Company, Morwood Associates of Georgia, LLC, a Georgia Limited Liability Company and Joymar Associates, LLC, a Georgia Limited Liability Company, dated March 29, 2010, filed for record March 31, 2010 at 3:14 p.m., recorded in Deed Book 14762, Page 4957, aforesaid Records; as amended by that certain First Amendment to Easement Agreement and Amendment to Sewer Easement Agreement by and between Valley-Summit, LLC, an Alabama Limited Liability Company, The Avenues of DeKalb, LLC, a Georgia Limited Liability Company, Parkside at Buckhead, LLC, a Georgia Limited Liability Company, Morwood Associates of Georgia, LLC, a

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Georgia Limited Liability Company, Joymar Associates, LLC, a Georgia Limited Liability Company, Columbia East West I, LLC, a Georgia Limited Liability Company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West II, LLC, a Georgia Limited Liability Company, Columbia East West IV, LLC, a Georgia Limited Liability Company and East West Partners, LLC, a Georgia Limited Liability Company, dated as of June 30, 2014, filed for record August 13, 2014 at 8:24 a.m., recorded in Deed Book 15177, Page 4857, aforesaid Records.

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EXHIBIT B

ESCROW AGREEMENT

1.

Holding of Deposit.  Upon receipt of the W-9 form and Deposit, Escrow Agent shall invest the Deposit in government insured interest-bearing accounts satisfactory to Seller and Purchaser, shall not commingle the Deposit with any funds of Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made.  Such account shall have no penalty for early withdrawal, and Purchaser accepts all risks with regard to such account.

2.

Reliance.  Escrow Agent shall be entitled to rely upon the authenticity of any instrument, including any written notice or instructions provided for in the Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of the Agreement.

3.

Limits on Deposit.  Seller and Purchaser hereby acknowledge that they are aware that the Federal Deposit Insurance Corporation (the “FDIC”) coverages apply only to a maximum amount of $250,000 for each individual depositor and that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold Escrow Agent liable for, any loss occurring that arises from individual depositors accounts to exceed $250,000, and that the excess amount is not insured by the FDIC.

4.

Disposition of Deposit.  In the event of a termination of the Agreement by either Seller or Purchaser for any reason Escrow Agent is authorized to deliver the Deposit to the party hereto entitled to same pursuant to the terms hereof on or before the fifth (5th) business day following receipt by Escrow Agent and the non-terminating party of notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent and the terminating party in writing on or before said date that it disputes the right of the other party to receive the Deposit.

5.

Release; Disputes.  Seller and Purchaser hereby jointly and severally release and discharge Escrow Agent from all liability with respect to its good faith performance under the Agreement (except for gross negligence or intentional wrongdoing), including, but not limited to, any delay in the electronic wire transfer of funds.  In the event of a dispute regarding the Deposit, Escrow Agent may, without liability, interplead the Deposit into a court of competent jurisdiction in the county in which the Deposit has been deposited.  Purchaser and Seller agree to jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, expenses, damages, judgments, reasonable attorney’s fees, obligations, and liabilities of any kind or nature which, in good faith, Escrow Agent may incur or sustain in connection with the Agreement.  As between Purchaser and Seller, said costs and expenses shall be assessed against the party that is unsuccessful in the dispute.  Escrow Agent agrees that it will not pay or attempt to pay or otherwise satisfy any claims it may have, whether arising under the Agreement or otherwise, from the Deposit.

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6.

Resignation of Escrow Agent.  Escrow Agent may, at its sole discretion, resign by giving 30 days notice thereof to Seller and Purchaser.  The parties shall furnish to Escrow Agent written instructions for the release of the Deposit and any escrowed documents.  If Escrow Agent shall not have received such written instructions within the 30 day period, Escrow Agent shall petition any court of competent jurisdiction for the appointment of a successor Escrow Agent and upon such appointment deliver the Deposit and any escrowed documents to such successor.

JOINDER BY ESCROW AGENT

Escrow Agent has executed the Agreement in order to confirm that Escrow Agent shall hold the Deposit required to be deposited under this Agreement and the interest earned thereto, in escrow, and shall disburse the Deposit, and the interest earned thereon, pursuant to the provisions of this Agreement.

Chicago Title Insurance Company

Date executed by Escrow Agent: , 2022	By:
Name:
Title:

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EXHIBIT C

INTENTIONALLY OMITTED

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EXHIBIT D

LIST OF LEASES

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EXHIBIT E

INTENTIONALLY OMITTED

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EXHIBIT F

INTENTIONALLY OMITTED

F-1

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EXHIBIT G

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS AGREEMENT (“Assignment”) is made as of the _____ day of _________________, 20___ (the “Effective Date”), between ______________________________ (“Assignor”) and ___________________________________ (“Assignee”).

RECITALS:

A.Assignee has this day acquired from Assignor certain interest in land, buildings and improvements more particularly described on Exhibits A-1 through A-8 attached hereto and made a part hereof (the “Property”).

B.Assignee shall receive an assignment of and assume certain leases which are now in effect with respect to the Property, which leases are identified on Exhibits B-1 through B-8 attached hereto and made a part hereof (the “Leases”).

NOW THEREFORE, in consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Assignor hereby conveys, transfers and assigns to the Assignee, its successors and assigns the Leases and all security deposits with respect thereto (collectively, the “Assigned Property”).

2.Assignee hereby assumes and agrees to keep, observe and perform all of the terms, covenants, conditions and provisions contained in any agreement, document, contract, relating to or comprising part of the Assigned Property, to be kept, observed and performed thereunder on the part of Assignor from and after the date hereof, all with the same force and effect as though Assignee had signed such agreement, document, contract, lease or sublease as a party thereto.

3.To the extent not inconsistent with the terms of Section 11 of the Purchase and Sale Agreement (as it may have been amended from time to time, the “Agreement”) pursuant to which Assignee is acquiring the Property from Assignor, Assignor does hereby agree to indemnify Assignee, for all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of and under the Leases, to the extent arising prior to the Effective Date, including but not limited to, liabilities in connection with tenant reconciliations, if any, accruing prior to the Effective Date.  The liability of Assignor pursuant to this paragraph shall in all cases be subject to the limitations on liability set forth in Section 9(d) of the Agreement.

4.Assignee does hereby agree to indemnify Assignor for any and all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising out of any failure of Assignee to perform or observe and Assignee’s performance and observance of, the obligations, duties, covenants, terms and conditions assumed by Assignee hereunder, to the extent arising from and after the Effective Date.  The liability of Assignee pursuant to this paragraph shall in all cases be subject to the limitations on liability set forth in Section 9(d) of the Agreement.

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5.This Assignment shall not merge with or limit or restrict any provision of the Agreement.

6.The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

(Signatures on following page)

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IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed as of the date first above written.

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT H

BILL OF SALE

THIS AGREEMENT is made as of the _____ day of _________________, 20___, between __________________________ (“Assignor”) and ________________________________ (“Assignee”).

RECITALS:

A.Assignee has this day acquired from Assignor certain interest in land, buildings and improvements more particularly described on Exhibits A-1 through A-8 attached hereto and made a part hereof (the “Property”).

B.In connection with Assignee’s acquisition of the Property, Assignor shall convey its interest in certain personal property, as described below.

NOW THEREFORE, in consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby give, grant, bargain, sell, assign, transfer and deliver to Assignee, without recourse, all the right, title and interest of Assignor in and to all tangible personal property located on or about the Property or attached or appurtenant thereto or used in connection with the operation thereof and owned by Assignor, but excluding tangible personal property owned by tenants in their capacity as tenants under any leases of the Property (collectively, the “Personal Property”).

2.Assignor conveys and Assignee, by its acceptance thereof, accepts the Personal Property in its “AS IS WHERE IS” condition, WITH ALL FAULTS, if any, and except as set forth below, Assignor makes no representations or warranties of any kind or character, express or implied, either herein or otherwise, as to the Personal Property.

3.Assignor represents and warrants to Purchaser (i) that it is the owner of the Personal Property, (ii) that it has the right to convey such Personal Property and has not previously conveyed its rights in and to such Personal Property, and (iii) that such Personal Property is free and clear of all liens, charges and encumbrances.

4.This agreement may be signed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

(Signatures on following page)

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IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed as of the date first above written.

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT I

FORM OF TITLE AFFIDAVIT

STATE OF	)
	)	ss.	Date:
COUNTY OF	)

The undersigned _______________, a Delaware LLC (the “Affiant”), being first duly sworn, deposes and says, to the best of Affiant’s knowledge, as follows:

1.

This Affidavit is made by the Affiant in its capacity as the owner of certain property (the “Property”), commonly known by the street address of _______________ as more particularly described on Schedule A attached hereto.

2.

The Affiant makes this Affidavit for the purposes of inducing ____________________ (the “Company”) to issue one or more policies of title insurance with respect thereto in connection with the sale of the Properties to __________________ (“Purchaser”) and its lender.

3.

Within the last ninety (90) days, including the date hereof, no person, firm or corporation has furnished any labor, services or materials on behalf of Affiant in connection with the construction or repair of any buildings or improvements on the Properties , other than as set forth on Schedule B attached hereto.

4.	There are no present tenants, lessees or other parties in possession of the Properties , except for the tenants listed on Schedule C attached hereto.

LLC

By:

Subscribed and sworn to before me this _____ day of __________, 20___.

Name:
Notary Public
My Commission Expires:

(Notary Seal)

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EXHIBIT J-1

FORM OF CALIFORNIA DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO

GRANT DEED

The undersigned declares that the DOCUMENTARY TRANSFER TAX is
$ and is
computed on the full value of the interest or
property conveyed; OR IS
computed on the full value less value of liens or
encumbrances remaining thereon at the time of sale.

Signature of Declarant

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

Grantor,

grants to

grantee, the real property located in
	city and	County, California,
described as follows:

See attached Exhibit A, incorporated by reference to this document.

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CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA, )
COUNTY OF )

On ________________________ before me, ________________________________,   (here insert name and title of the officer), personally appeared ____________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____________________________________________ (Seal)

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EXHIBIT J-2

FORM OF GEORGIA DEED

After recording, return to:

LIMITED WARRANTY DEED

THIS INDENTURE is made this            day of                , 202     between                     , a                                                                         having an address at                             (hereinafter referred to as “Grantor”), and                                       ,  a                            , having an address at                             (hereinafter referred to as “Grantee”) (“Grantor” and “Grantee” to include their respective successors, legal representatives, heirs and assigns where the context requires or permits).

WITNESSETH THAT:

GRANTOR, for and in consideration of the sum of Ten and NO/100 Dollars (($10.00), and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency whereof are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and does by these presents hereby grant, bargain, sell, alien, convey and confirm unto Grantee,

All that certain tract or parcel of land lying and being in             County, Georgia, together with all buildings and improvements now located on the land, whether above or below grade level, as well as all the fixtures located therein and thereon (all such buildings and improvements being collectively referred to a the “Improvements”), which are intended to be and remain real property and to be and remain sole and the exclusive property of the Grantee and its successors and assigns (the land and the Improvements being hereinafter referred to collectively as the “Land”), and being more particularly described on Exhibit A attached hereto and made a part hereof.  Said Land being the same property conveyed to Grantor by             Deed from                      , executed             and recorded               , in Deed Book           , Page               , in the records of the Clerk of the Superior Court of              County, Georgia.

TO HAVE AND TO HOLD said property with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the Grantee forever in FEE SIMPLE; subject to the matters (hereinafter referred to as “Permitted Exceptions”) set out on Exhibit B attached hereto and made a part hereof. Grantor will warrant and forever defend the title to the Land unto Grantee against the claims of all persons claiming by through or under Grantor but not otherwise.

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IN WITNESS WHEREOF, Grantor has signed and sealed this Deed as of the date shown above.

,
a

By:
Name:
Its:

Signed, sealed and delivered
on the ___ day of _________, 202

in the presence of:

Unofficial Witness

STATE OF	)
) ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 202__, by ____________________, the ____________________ of __________________, a ________________, the                       of                      , on behalf of said                      .

Notary Public

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EXHIBIT A

Legal Description

(See Attached)

A-1

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EXHIBIT B

Permitted Exceptions

(See Attached)

B-1

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EXHIBIT J-3

FORM OF MARYLAND DEED

Return to:

SPECIAL WARRANTY DEED

This Special Warranty Deed is made this _________ day of __________________, 202__ by and between ________________, a ________________ (“Grantor”), and _____________________, a _______________ (“Grantee”).

Witnesseth, that in consideration of the sum of $10.00, and other good and valuable consideration, Grantor does grant and convey unto Grantee, and assigns, in fee simple, all those parcels of land situate, lying and being in County of _______________, State of Maryland, described as follows, (the “Real Estate”):

SEE ATTACHED EXHIBIT A

Together with the buildings and improvements thereupon; and the rights, alleys, ways, waters, privileges, appurtenances and advantages to the same belonging or in anywise appertaining (collectively, the “Property”). To have and to hold the Property to the proper use and benefit of the said Grantee, in fee simple.

The Grantor hereby covenants that the Property is free of all liens securing monetary obligations other than the lien for real estate taxes and other assessments not yet due and payable and that the Grantor shall execute further assurances of the Property as may be requisite.

TO HAVE AND TO HOLD the Property, together with any and all rights and appurtenances thereto in anywise belonging to Grantor, subject to those matters shown on Exhibit B attached hereto, which by this reference is incorporated herein (the “Permitted Exceptions”) unto the said Grantee, its successors and assigns FOREVER, and Grantor does hereby bind its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

This conveyance is made and accepted subject to the Permitted Exceptions.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Grantor has caused this Deed to be executed under seal as of the date first above written.

GRANTOR:
,
a

By:
Name:
Its:

STATE OF	)
) SS:
COUNTY OF	)

This instrument was acknowledged and executed before me this __________ day of _________________, 202__, by __________________________of _______________________________.

My Commission Expires:
Notary Public

Certification

This is to certify that the within instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.

Attorney

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EXHIBIT A

Legal Description

A-1

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EXHIBIT B

Permitted Encumbrances

Covenant Deed

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EXHIBIT J-4

FORM OF MICHIGAN DEED

Form of Deed

COVENANT DEED

_____________________________,  a _______________ ("Grantor"), whose address is ________________________________, hereby sells, conveys, grants and bargains to _______________________, a ___________________ ("Grantee"), whose address is _______________________, the premises situated in Township of _____________ in the County of ____________, Michigan, more specifically described as:

See Exhibit A hereto

for the sum set forth on the Real Estate Transfer Tax Valuation Affidavit filed herewith.

Grantor, for itself, its successors and assigns, covenants, grants, bargains, and agrees to and with Grantee, its successors and assigns, that, subject to the exceptions set forth on Exhibit B hereto, Grantor has not done, committed or knowingly suffered to be done or committed any act, matter, or thing whatsoever, whereby the premises hereby granted, or any part thereof, is, or shall or may be, charged or encumbered in title, estate or otherwise.

If the land being conveyed is unplatted, the following is deemed to be included:

Grantor grants to Grantee the right to make all divisions allowed by the Land Division Act, Act No. 288 of the Public Acts of 1967, as amended.

Covenant Deed

PFS:009462.0002.2820427.11

This property may be located within the vicinity of farmland or a farm operation.  Generally accepted agricultural and management practices which may generate noise, dust, odors, and other associated conditions may be used and are protected by the Michigan Right to Farm Act.

GRANTOR:
,
a

By:
Printed:
Title:

Dated:	.

STATE OF	)
) SS.
COUNTY OF	)

This instrument was acknowledged before me in ___________ County, __________, on ___________________, by _____________, the _______________ of _______________, a _______________________, on behalf of said _______________.

Print Name of Notary Public:
Notary Public, State of	, County of	.
My commission expires: .
Acting in the County of.

Drafted by:

When recorded return to:
Send subsequent tax bills to:

Recording Fee:  $

Transfer Tax:  See Real Estate Transfer Tax Valuation Affidavit

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EXHIBIT A

LEGAL DESCRIPTION

A-1

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EXHIBIT B

EXCEPTIONS

B-1

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EXHIBIT J-5

FORM OF MINNESOTA DEED

(Top 3 inches reserved for recording data)

LIMITED WARRANTY DEED

Business Entity to Business Entity

DEED TAX DUE: $	DATE:

FOR VALUABLE CONSIDERATION,_________________________, a ______________________ (“Grantor”), hereby conveys and quitclaims to ______________________, a _______________________ (“Grantee”), real property in ____________ County, Minnesota, legally described as follows:

See Exhibit A attached hereto

Check here if all or part of the described real property is Registered (Torrens) £

together with all hereditaments and appurtenances belonging thereto.

This Deed conveys after-acquired title. Grantor warrants that Grantor has not done or suffered anything to encumber the property, EXCEPT:

See Exhibit B attached hereto

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Check applicable box:		Grantor:
☐	The Seller certifies that the Seller does not
	know of any wells on the described real property.	a
☐	A well disclosure certificate accompanies this
document or has been electronically filed.
	(If electronically filed, insert WDC	By:
	number: _________.)	Name:
☐	I am familiar with the property described in this	Title:
instrument and I certify that the status and number of wells on the described real property have not changed since the last previously filed well disclosure certificate.

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STATE OF                             )

                                                ) SS

COUNTY OF                         )

I, the undersigned, a Notary Public, in and for the State aforesaid, do hereby certify that __________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________ of ___________________, appeared before me and acknowledged that he signed and delivered the said instrument as the free and voluntary act of said banking corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this ____ day of ______________.

___________________________________

Notary Public

My Commission Expires:

THIS INSTRUMENT WAS DRAFTED BY:	TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS INSTRUMENT SHOULD BE SENT TO:

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EXHIBIT A

LEGAL DESCRIPTION

A-1

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EXHIBIT B

PERMITTED EXCEPTIONS

B-1

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EXHIBIT J-6

FORM OF PENNSYLVANIA DEED

Prepared by and after recording return to:

SPECIAL  WARRANTY  DEED

This Special Warranty Deed made this _____ day of __________, 202__.

BETWEEN:

	, a	("Grantor"), c/o	,
AND
	, a	("Grantee"), c/o	.

WITNESSETH, That the said Grantor, for and in consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America and other consideration, unto it well and truly paid by the said Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, conveyed, bargained and sold, released and confirmed, and by these presents does grant, convey, bargain and sell, release and confirm unto the said Grantee, its successors and assigns, those parcels of land located in _____________ County, Pennsylvania and as more particularly described on Exhibit "A" attached hereto.

TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it, the said Grantor, as well at law as in equity, of, in, and to the same.

To have and to hold the said lots or pieces of ground above described, improvements, hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, to and for the only proper use and behoof of the said Grantee, its successors and assigns forever.

Under and Subject to any and all easements, covenants, conditions and other restrictions of record.

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And the said Grantor, and its successors and assigns does covenant, promise and agree, to and with the said Grantee, its successors and assigns, by these presents, that the said Grantor and its successors and assigns, all and singular the hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, against it the said Grantor and its successors and assigns, and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under the said Grantor, its successors and assigns, or any of them, shall and will WARRANT and forever DEFEND.

Being the same premises conveyed to Grantor by that certain Deed from _________________________, a _________________, dated ____________, and recorded on _________________ in ______________ County in Deed Book ______, at Page _________.

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EXECUTED as of the _____day of ______________, 202__.

                                                                   ,

a

By:

Name:

Its:

Signed, sealed and delivered in the in the presence of:

Printed Name:

Grantee's Address:

c/o

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THE STATE OF

COUNTY OF

This instrument was acknowledged before me on ________________,202__, by ___________, of ___________________________, as his free act and deed and the free act and deed of said entities.

Notary Public

My Commission Expires:

Printed Name of Notary:

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Exhibit A

Legal Description

A-1

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EXHIBIT J-7

FORM OF TEXAS DEED

SPECIAL WARRANTY DEED

PREPARED IN THE OFFICE OF:	NAME AND ADDRESS OF PERSON RESPONSIBLE FOR TAXES:

AFTER RECORDING MAIL TO:

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

THE STATE OF TEXAS                   §

                                                             §

COUNTY OF                                      §

Executed as of ____________, 202__ and made effective as of ______________, 202__.

___________________, a ___________________ (“Grantor”), whose address is c/o ____________________________________________, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto ___________________, a __________________ (“Grantee”), whose address is _______________________, its legal representatives, successors and assigns forever, all of Grantor’s fee simple interest in and to those certain lots, tracts or parcels of land in ________ County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the “Property”);

TO HAVE AND TO HOLD the above described premises unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto Grantee, its successors and assigns against the lawful claims of any person now claiming or to claim by, through and under Grantor, but not otherwise, subject only to those easements, conditions, restrictions and other matters of record set forth on Exhibit B attached hereto and incorporated herein by this reference.

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In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above, all of Grantor’s right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

Grantee, by accepting delivery of this Special Warranty Deed, confirms that Grantee has been afforded full opportunity and complete access to inspect the Property to determine its condition, appearance, repair and operation, and Grantee has done so. As to the condition of the improvements on the Property, the Property is sold, conveyed and delivered by Grantor to Grantee, and accepted by Grantee, AS IS, WHERE IS, and with all faults, in its current condition, repair, operation and appearance, and without any warranties by Grantor, express or implied, with respect to condition, defects, habitability or fitness for any specific purpose.

[Remainder of page intentionally left blank; signature page(s) to follow]

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,
a

By:
Name:
Title:

STATE OF                         )

                                                      ) ss:

COUNTY OF                     )

This instrument was acknowledged before me on this ___ day of ______________, 202__ by ________________________, as ______________ of ______________________, a _________________, on behalf of said _________________.

[SEAL]

Notary Public in and for the State of

My Commission Expires:

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EXHIBIT A

LEGAL DESCRIPTION

A-1

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EXHIBIT B

PERMITTED ENCUMBRANCES

B-1

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EXHIBIT K

ASSIGNMENT OF INTANGIBLE PROPERTY

Effective as of _________, 202___, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [____________________], a(n) _______________ (“Assignor”), does hereby grant, bargain, sell, convey, assign, transfer and deliver to [____________________], a(n) _______________ (“Assignee”), and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interests in and to the Intangible Property (as defined in the Purchase and Sale Agreement, dated ________________, by and between ___________________________.

Assignee hereby accepts the forgoing assignment of the Intangible Property from Assignor.

Assignor agrees to execute and deliver such other documents as may be reasonably necessary to carry out or otherwise confirm the conveyance contemplated by this Assignment of Intangible Property upon Assignee’s request.

This Assignment and Assumption of Intangible Property and the respective rights and obligations of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to its conflicts of laws provisions.

This Assignment of Intangible Property inures to the benefit of the parties hereto and their respective successors and assigns.

This Assignment of Intangible Property may be executed in one or more counterparts, all of which shall constitute the same document.  Counterparts to this Assignment of Intangible Property may be executed and delivered by e-mail transmission, and for purposes of this Assignment of Intangible Property signatures transmitted by e-mail shall be deemed to be original signatures.

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